UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – September 30, 2015

Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Strategic Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Strategic Equity Fund				2.01%
MSCI US Small + Mid Cap 2200 Index				0.65
Mid-Cap Core Funds Average				-1.58
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Equity Fund	$32.02	$30.82	$0.354	$1.519

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2015, was a volatile one for financial markets. Initially, stock prices headed higher amid largely positive developments regarding the domestic economy. As the period progressed, however, the ride got bumpier. A number of concerns affected investor sentiment, including the pace of growth at home and abroad and the fall in the price of oil and other commodities. The prospect of a Federal Reserve rate hike, the impact of a strong U.S. dollar on corporate profits, and seemingly lofty stock market valuations also weighed on returns.

The outcome for U.S. stocks as a whole was a slightly negative performance. But domestic mid- and small-capitalization stocks, which tend to be more insulated from developments abroad, managed to stay above water, and Vanguard Strategic Equity Fund returned 2.01% for the period. This put it ahead of its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 0.65%, and well out in front of its peers’ average return of –1.58%.

Returns varied widely by sector. For the fund, three sectors posted double-digit gains and three produced double-digit declines. Relative to the benchmark, strong stock selection in information technology and consumer discretionary made the biggest contributions to its outperformance. This helped to offset subpar selection results from other sectors including materials and financials.

2

If you own shares of your fund in a taxable account, you may wish to review the funds’ after-tax returns that appear later in this report.

Please note that as of September 30, 2015, the Strategic Equity Fund had realized capital gains equal to about 9% of fund assets. Gains will be distributed in December.

China’s economic woes weighed on global stocks
The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Fed announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%; the dollar’s strength was again a significant factor. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

The fund’s quantitative screening produced benchmark-beating results
The fund’s advisor, Vanguard Quantitative

that consider criteria such as valuations, earnings growth potential, and market sentiment.

This screening process met with success in seven of the ten market sectors. Relative outperformance was especially strong for information technology holdings in software, IT services, and semiconductors.

Consumer discretionary was another top-performing sector. The advisor’s company-by-company analysis resulted in benchmark-beating returns for its selections among cable TV, footwear, internet retailing, and automotive parts companies.

Energy stocks continued to suffer from the sharp drop in the price of oil, returning roughly –45% for the benchmark index. Although the fund’s holdings in equipment and services disappointed, they produced an above-benchmark return in this sector. The fund succeeded primarily by avoiding coal stocks and limiting its exposure to oil and gas exploration and production companies.

In financials, consumer finance and regional banks underperformed for the fund. Materials was an even bigger detractor from relative results, mainly because of stakes in the metals and mining segment.

For more information about the advisor’s management of the fund, please see the Advisor’s Report that follows this letter.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Strategic Equity Fund	6.95%
MSCI US Small + Mid Cap 2200 Index	7.79
Mid-Cap Core Funds Average	6.59
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they invested a lump sum in the fund at the start of the period and reinvested any distributions they had received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

Fund added another positive year to its long-term track record
Vanguard Strategic Equity Fund produced an average annual return of 6.95% over the past decade, lagging the 7.79% return of its benchmark index. The advisor struggled to keep up with its benchmark going into and coming out of the 2008–2009 financial crisis. This period, when investors were focused more on macroeconomic concerns than on individual company fundamentals, accounts for much of the fund’s shortfall. The advisor has had more success of late, and this fiscal year marks the fund’s fifth consecutive year of outperformance.

The fund’s average annual return over the last ten years has outpaced that of its peers.

A dose of discipline is crucial when markets become volatile
Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be essential as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2015

7

Advisor’s Report

For the fiscal year ended September 30, 2015, the Strategic Equity Fund had a total return of 2.01%, outpacing its benchmark index by 1.36 percentage points. Overall, stocks struggled—the broad U.S. equity market (as measured by the MSCI US Investable Market Index) returned –0.39%. Large-capitalization stocks lagged smaller-caps, and growth-oriented stocks outpaced value. Equities outside the United States returned roughly –9%. Emerging markets were a large contributor to that result as they returned about –19%.

Sector performance in the benchmark index was mixed, although a majority produced positive results. Health care, consumer staples, and information technology did best, but energy, materials, and telecommunication services lagged.

After six straight years of positive returns, the U.S. stock market declined slightly for the period. The Federal Reserve held off on raising interest rates to facilitate further progress toward its employment and inflation targets. Second-quarter real GDP increased at an annual rate of 3.9% compared with an increase of 0.6% in the first quarter. This growth reflected contributions from exports, an acceleration in personal consumption expenditures, and an increase in state and local government spending.

The unemployment rate continued to fall. The U.S. nonfarm payroll rose by 142,000 in September, and the unemployment rate declined to 5.1% from 5.9% a year ago.

The economic slowdown overseas, especially in emerging markets, added to recent market volatility. Emerging-market currencies have lost value against the U.S. dollar. The possibility that the Fed might raise interest rates by the end of 2015 pushed the dollar up and spurred capital outflows from these countries. Many emerging economies were also affected by weak commodity prices that contributed to lower export growth. China’s continuing slowdown still represents significant downside risk to overall emerging-market performance.

Although we seek to understand the impact of macro factors on fund performance, our investment process is focused on specific stock fundamentals. We compare stocks within the same industry groups to identify those with characteristics that we believe will help them outperform over the long run.

We use a strict quantitative model to analyze valuation and other factors centered on fundamental growth. We then use the results to construct our portfolio. Our goal is to maximize expected return and minimize exposure to risks that our research indicates do not improve returns, such as deviations from market-capitalization and sector weightings relative to the benchmark.

For the fiscal year, the growth, management decisions, and sentiment components of our model boosted the fund’s results. However, the quality and valuation components did not perform

8

as expected. The model’s effectiveness was mixed. Stock selection was positive in five sectors, virtually flat in two, and negative in three. The strongest results were in information technology, consumer discretionary, and industrials. We underper-formed primarily in materials, financials, and consumer staples.

At the individual stock level, the largest contributions came from overweighted positions in Electronic Arts, Manhattan Associates, and Qorvo. Compared with the benchmark, we benefited from underweighting or avoiding stocks including NetApp and Trimble Navigation.

Unfortunately, we were not able to avoid all disappointments. Overweighted positions in Century Aluminum, Alcoa, and United States Steel directly lowered results. And underweighted positions in Vulcan Materials and Martin Marietta Materials, which our model did not select, hurt the fund’s relative performance.

We continue to believe that constructing a portfolio that focuses on the fundamentals described above will benefit investors over the long term, although we recognize that risk can reward or punish us in the near term. We feel that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark index.

We thank you for your investment and look forward to the coming year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

October 16, 2015

9

Strategic Equity Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Number of Stocks	426	2,188	4,000
Median Market Cap	$3.9B	$5.9B	$46.5B
Price/Earnings Ratio	17.5x	25.0x	20.2x
Price/Book Ratio	2.6x	2.3x	2.5x
Return on Equity	13.9%	13.5%	17.2%
Earnings Growth
Rate	14.1%	11.5%	10.1%
Dividend Yield	1.8%	1.7%	2.1%
Foreign Holdings	1.0%	0.0%	0.0%
Turnover Rate	70%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.27%	—	—
30-Day SEC Yield	1.55%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Consumer Discretionary	17.1%	16.7%	13.7%
Consumer Staples	5.3	4.5	8.7
Energy	4.9	4.4	6.3
Financials	21.6	22.5	18.3
Health Care	10.7	10.8	14.4
Industrials	13.6	13.5	10.6
Information Technology	15.9	16.3	19.6
Materials	5.1	5.4	3.1
Telecommunication
Services	0.4	0.9	2.1
Utilities	5.4	5.0	3.2

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.97	0.91
Beta	0.98	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Electronic Arts Inc.	Home Entertainment
	Software	1.2%
Tesoro Corp.	Oil & Gas Refining &
	Marketing	1.0
Best Buy Co. Inc.	Computer &
	Electronics Retail	1.0
FirstEnergy Corp.	Electric Utilities	1.0
Cintas Corp.	Diversified Support
	Services	0.9
Everest Re Group Ltd.	Reinsurance	0.9
CDW Corp.	Technology
	Distributors	0.9
Bunge Ltd.	Agricultural Products	0.9
Computer Sciences	Data Processing &
Corp.	Outsourced Services	0.9
Voya Financial Inc.	Diversified Financial
	Services	0.9
Top Ten		9.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.21%.

10

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment

Strategic Equity Fund*	2.01%	16.10%	6.95%	$19,588
MSCI US Small + Mid Cap 2200
Index	0.65	13.38	7.79	21,181

Mid-Cap Core Funds Average	-1.58	11.41	6.59	18,928
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-0.55	13.26	7.06	19,778

Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Strategic Equity Fund
MSCI US Small + Mid Cap 2200 Index

12

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (17.1%)
	Best Buy Co. Inc.	1,526,300	56,656
*	Skechers U.S.A. Inc.
	Class A	366,400	49,127
	Big Lots Inc.	1,002,900	48,059
	American Eagle
	Outfitters Inc.	2,797,300	43,722
	Expedia Inc.	364,800	42,930
	Leggett & Platt Inc.	1,034,600	42,677
*	American Axle &
	Manufacturing
	Holdings Inc.	1,953,200	38,947
	Cooper Tire & Rubber Co.	968,800	38,277
	Darden Restaurants Inc.	553,250	37,920
*	O’Reilly Automotive Inc.	149,100	37,275
^	Outerwall Inc.	635,590	36,184
	Brinker International Inc.	684,950	36,076
	Domino’s Pizza Inc.	291,820	31,490
	Hasbro Inc.	423,500	30,551
*	Murphy USA Inc.	445,000	24,453
	Nutrisystem Inc.	865,000	22,940
	Jack in the Box Inc.	275,000	21,186
*	NVR Inc.	12,200	18,608
	DR Horton Inc.	632,300	18,564
	Carter’s Inc.	184,500	16,723
*	Pinnacle Entertainment Inc.	485,848	16,441
*	Madison Square Garden Co.
	Class A	225,800	16,289
	Marriott Vacations
	Worldwide Corp.	212,300	14,466
*	Strayer Education Inc.	262,400	14,424
	Wyndham Worldwide Corp.	200,100	14,387
	Foot Locker Inc.	177,013	12,740
	Lear Corp.	116,400	12,662
*	Helen of Troy Ltd.	138,800	12,395
	Caleres Inc.	358,800	10,954
*	BJ’s Restaurants Inc.	248,400	10,689
	World Wrestling
	Entertainment Inc. Class A	617,300	10,432

			Market
			Value•
		Shares	($000)
*	Grand Canyon
	Education Inc.	256,000	9,725
*	Tower International Inc.	368,200	8,748
*	Burlington Stores Inc.	149,600	7,636
*	Starz	202,700	7,569
	Interpublic Group of
	Cos. Inc.	378,300	7,237
	Harman International
	Industries Inc.	74,400	7,142
*	Denny’s Corp.	572,700	6,317
	Cablevision Systems Corp.
	Class A	189,800	6,163
	News Corp. Class A	464,000	5,856
	Cato Corp. Class A	167,600	5,703
*	Boyd Gaming Corp.	321,800	5,245
*	Iconix Brand Group Inc.	384,800	5,203
	Gannett Co. Inc.	327,800	4,829
*	Fossil Group Inc.	85,100	4,755
	Whirlpool Corp.	30,900	4,550
*	G-III Apparel Group Ltd.	67,300	4,150
	News Corp. Class B	323,500	4,147
*	Live Nation
	Entertainment Inc.	166,900	4,012
	Columbia Sportswear Co.	67,200	3,951
*	Universal Electronics Inc.	82,800	3,480
	AMC Entertainment
	Holdings Inc.	105,900	2,668
	Barnes & Noble Inc.	216,400	2,621
*	Select Comfort Corp.	118,700	2,597
*	Penn National Gaming Inc.	150,900	2,532
*	lululemon athletica Inc.	46,200	2,340
*	Barnes & Noble
	Education Inc.	156,945	1,995
*	Deckers Outdoor Corp.	34,000	1,974
*	Michaels Cos. Inc.	84,200	1,945
*	Liberty Interactive Corp.
	QVC Group Class A	66,424	1,742
	Oxford Industries Inc.	21,200	1,566
*	Unifi Inc.	44,600	1,330

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	ServiceMaster Global
	Holdings Inc.	26,200	879
	Libbey Inc.	23,900	779
*	Gray Television Inc.	53,100	678
			980,308
Consumer Staples (5.3%)
	Bunge Ltd.	700,600	51,354
^	Pilgrim’s Pride Corp.	2,120,700	44,068
	Clorox Co.	316,600	36,577
^	Cal-Maine Foods Inc.	668,100	36,485
*	SUPERVALU Inc.	4,851,200	34,832
^	Sanderson Farms Inc.	492,000	33,736
*	USANA Health
	Sciences Inc.	131,000	17,558
	Ingles Markets Inc.
	Class A	235,600	11,269
	Dr Pepper Snapple
	Group Inc.	109,690	8,671
	ConAgra Foods Inc.	181,000	7,332
	Lancaster Colony Corp.	55,619	5,422
	Dean Foods Co.	292,000	4,824
	Pinnacle Foods Inc.	107,500	4,502
	Fresh Del Monte
	Produce Inc.	84,600	3,343
	Campbell Soup Co.	44,900	2,275
	Coty Inc. Class A	67,900	1,837
			304,085
Energy (4.9%)
	Tesoro Corp.	584,100	56,798
	Noble Corp. plc	3,096,700	33,785
	Western Refining Inc.	726,100	32,035
	PBF Energy Inc. Class A	1,090,212	30,777
	Alon USA Energy Inc.	1,589,700	28,726
	Core Laboratories NV	280,400	27,984
	Plains GP Holdings LP
	Class A	1,026,700	17,967
*	Oil States International Inc.	615,122	16,073
	HollyFrontier Corp.	208,300	10,173
*	WPX Energy Inc.	1,131,700	7,492
	Atwood Oceanics Inc.	415,600	6,155
*	FMC Technologies Inc.	164,990	5,115
	Delek US Holdings Inc.	127,700	3,537
*	Cameron International Corp.	54,526	3,344
	Green Plains Inc.	133,600	2,600
*	Matrix Service Co.	25,700	577
			283,138
Financials (21.5%)
	Everest Re Group Ltd.	307,500	53,302
	Voya Financial Inc.	1,295,100	50,211
	Huntington
	Bancshares Inc.	4,577,100	48,517
	AmTrust Financial
	Services Inc.	751,800	47,348
*	MGIC Investment Corp.	4,705,900	43,577
	Radian Group Inc.	2,620,400	41,691

			Market
			Value•
		Shares	($000)
	Assured Guaranty Ltd.	1,623,160	40,579
	KeyCorp	2,564,830	33,368
	Aspen Insurance
	Holdings Ltd.	533,500	24,792
	Extra Space Storage Inc.	320,540	24,733
	Navient Corp.	2,056,400	23,114
	Apartment Investment &
	Management Co.	519,000	19,213
	Lamar Advertising Co.
	Class A	364,800	19,035
	Kimco Realty Corp.	759,500	18,555
	Hospitality Properties Trust	723,200	18,499
*,^	Credit Acceptance Corp.	92,361	18,183
*	Walker & Dunlop Inc.	685,800	17,886
	Axis Capital Holdings Ltd.	328,400	17,642
	Weingarten Realty Investors	528,900	17,512
	CoreSite Realty Corp.	338,300	17,402
	CyrusOne Inc.	523,800	17,107
	Ryman Hospitality
	Properties Inc.	338,700	16,674
*	Santander Consumer USA
	Holdings Inc.	808,900	16,518
	EPR Properties	317,400	16,368
	Sovran Self Storage Inc.	173,500	16,361
	Universal Insurance
	Holdings Inc.	548,400	16,200
	Omega Healthcare
	Investors Inc.	460,000	16,169
*	LendingTree Inc.	169,400	15,759
	Associated Banc-Corp	854,300	15,352
	GEO Group Inc.	502,900	14,956
	DuPont Fabros
	Technology Inc.	577,400	14,943
	Jones Lang LaSalle Inc.	101,600	14,607
	Corrections Corp. of
	America	478,732	14,142
	Popular Inc.	466,700	14,108
	First American Financial
	Corp.	361,100	14,108
	Reinsurance Group of
	America Inc. Class A	143,920	13,038
	Regency Centers Corp.	202,700	12,598
*	PRA Group Inc.	237,000	12,542
	CBL & Associates
	Properties Inc.	905,800	12,455
	Summit Hotel
	Properties Inc.	1,066,400	12,445
	PacWest Bancorp	288,065	12,332
	Host Hotels & Resorts Inc.	764,300	12,084
	RLJ Lodging Trust	472,700	11,945
	Cathay General Bancorp	393,800	11,798
*,^	World Acceptance Corp.	425,619	11,424
	Pennsylvania REIT	560,800	11,121
	Equity LifeStyle
	Properties Inc.	189,300	11,087

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	BioMed Realty Trust Inc.	534,600	10,681
	PrivateBancorp Inc.	275,800	10,571
^	Lexington Realty Trust	1,222,900	9,906
	UDR Inc.	283,620	9,779
	Allied World Assurance
	Co. Holdings AG	255,300	9,745
*	Cowen Group Inc.
	Class A	2,102,500	9,587
	Validus Holdings Ltd.	210,600	9,492
	Hersha Hospitality Trust
	Class A	408,775	9,263
	Ashford Hospitality
	Trust Inc.	1,402,700	8,557
*	Heritage Insurance
	Holdings Inc.	432,700	8,537
*	E*TRADE Financial Corp.	315,400	8,305
*	Realogy Holdings Corp.	209,916	7,899
	Washington Federal Inc.	334,700	7,614
	Digital Realty Trust Inc.	115,050	7,515
	Chambers Street Properties	989,400	6,421
	National Retail
	Properties Inc.	171,500	6,220
	HCI Group Inc.	151,100	5,858
	Camden Property Trust	78,000	5,764
	Inland Real Estate Corp.	638,500	5,172
	First Industrial Realty
	Trust Inc.	236,500	4,955
	RAIT Financial Trust	965,300	4,788
*	Marcus & Millichap Inc.	101,800	4,682
	Alexandria Real Estate
	Equities Inc.	53,900	4,564
	Government Properties
	Income Trust	282,300	4,517
	CIT Group Inc.	109,900	4,399
	CubeSmart	161,500	4,394
	Home Properties Inc.	55,500	4,149
*	Piper Jaffray Cos.	102,200	3,697
*	Strategic Hotels &
	Resorts Inc.	259,500	3,579
	Post Properties Inc.	58,400	3,404
	Highwoods Properties Inc.	87,100	3,375
	Nelnet Inc. Class A	96,512	3,340
	Columbia Property Trust Inc.	137,800	3,197
	LaSalle Hotel Properties	108,700	3,086
	Monogram Residential
	Trust Inc.	314,700	2,930
	National Health Investors Inc.	47,300	2,719
	Chesapeake Lodging Trust	89,400	2,330
	HCC Insurance Holdings Inc.	29,000	2,247
	Investment Technology
	Group Inc.	167,900	2,240
	Ramco-Gershenson
	Properties Trust	148,300	2,226
*	INTL. FCStone Inc.	86,200	2,128
	Progressive Corp.	65,000	1,992

			Market
			Value•
		Shares	($000)
	Brixmor Property Group Inc.	83,600	1,963
	Apollo Residential
	Mortgage Inc.	153,400	1,942
	Central Pacific Financial
	Corp.	87,400	1,833
	Mid-America Apartment
	Communities Inc.	21,400	1,752
	International Bancshares
	Corp.	63,900	1,599
	Brandywine Realty Trust	123,032	1,516
	CareTrust REIT Inc.	132,227	1,501
	Cardinal Financial Corp.	56,200	1,293
	Ashford Hospitality
	Prime Inc.	92,014	1,291
	Universal Health Realty
	Income Trust	26,700	1,253
	Pinnacle Financial
	Partners Inc.	24,900	1,230
*	First NBC Bank Holding Co.	34,900	1,223
	Great Southern Bancorp Inc.	28,000	1,212
*	First BanCorp	321,600	1,145
	Medical Properties Trust Inc. 103,200		1,141
*	Capital Bank Financial Corp.	28,100	849
	Northfield Bancorp Inc.	52,400	797
	Chatham Lodging Trust	34,100	733
	Maiden Holdings Ltd.	43,300	601
	Agree Realty Corp.	12,000	358
	Getty Realty Corp.	20,300	321
	RE/MAX Holdings Inc.	5,300	191
	One Liberty Properties Inc.	3,300	70
			1,235,038
Health Care (10.6%)
*	Quintiles Transnational
	Holdings Inc.	709,900	49,388
*	Centene Corp.	836,550	45,366
*	Charles River Laboratories
	International Inc.	684,900	43,505
*	Hologic Inc.	910,200	35,616
*	PAREXEL International
	Corp.	573,100	35,486
*	ABIOMED Inc.	353,000	32,744
*	Isis Pharmaceuticals Inc.	545,500	22,049
*	Edwards Lifesciences Corp.	152,100	21,624
	CR Bard Inc.	104,000	19,376
*,^	Merrimack
	Pharmaceuticals Inc.	1,899,400	16,164
	ResMed Inc.	311,583	15,878
	Chemed Corp.	116,300	15,523
*	Affymetrix Inc.	1,802,700	15,395
*	VCA Inc.	278,700	14,673
*	Community Health
	Systems Inc.	313,100	13,391
*	INC Research Holdings Inc.
	Class A	326,000	13,040
*	Natus Medical Inc.	329,900	13,015

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Infinity
	Pharmaceuticals Inc.	1,302,600	11,007
*	Eagle Pharmaceuticals Inc.	137,500	10,179
*	NewLink Genetics Corp.	262,900	9,422
*	Depomed Inc.	466,085	8,786
	PDL BioPharma Inc.	1,739,100	8,748
	Universal Health Services
	Inc. Class B	69,416	8,664
*	Mettler-Toledo
	International Inc.	29,764	8,475
*	Lannett Co. Inc.	196,800	8,171
*	ICU Medical Inc.	73,900	8,092
	Ensign Group Inc.	182,600	7,784
*	Sucampo Pharmaceuticals
	Inc. Class A	378,300	7,517
*	United Therapeutics Corp.	53,800	7,061
*	AMN Healthcare
	Services Inc.	229,800	6,896
*	Molina Healthcare Inc.	96,900	6,672
*,^	Sequenom Inc.	3,459,000	6,053
*	Bruker Corp.	323,400	5,313
*	Alere Inc.	102,300	4,926
*	Health Net Inc.	76,000	4,577
*	Henry Schein Inc.	34,000	4,512
*	Merit Medical Systems Inc.	171,300	4,096
*	Amedisys Inc.	102,900	3,907
*	Array BioPharma Inc.	796,900	3,634
*	Integra LifeSciences
	Holdings Corp.	55,900	3,329
	Phibro Animal Health Corp.
	Class A	100,600	3,182
	West Pharmaceutical
	Services Inc.	56,500	3,058
*	LifePoint Health Inc.	43,000	3,049
*	PRA Health Sciences Inc.	74,500	2,893
*	Veeva Systems Inc. Class A	119,000	2,786
*	Incyte Corp.	24,000	2,648
*	LHC Group Inc.	49,900	2,234
*	Waters Corp.	18,500	2,187
*	Masimo Corp.	56,100	2,163
*	MacroGenics Inc.	70,900	1,519
	Quality Systems Inc.	118,200	1,475
*,^	Orexigen Therapeutics Inc.	653,500	1,379
*	Cambrex Corp.	30,300	1,202
*	Triple-S Management Corp.
	Class B	57,600	1,026
			610,855
Industrials (13.5%)
	Cintas Corp.	623,400	53,457
*	Spirit AeroSystems
	Holdings Inc. Class A	1,018,500	49,234
	Huntington Ingalls
	Industries Inc.	436,400	46,760
*	JetBlue Airways Corp.	1,804,600	46,505
	Alaska Air Group Inc.	558,180	44,347

			Market
			Value•
		Shares	($000)
*	Hawaiian Holdings Inc.	1,788,500	44,140
	Pitney Bowes Inc.	1,893,000	37,576
	AO Smith Corp.	568,200	37,041
	Trinity Industries Inc.	1,481,500	33,586
*	United Rentals Inc.	454,200	27,275
^	Greenbrier Cos. Inc.	832,100	26,719
*,^	TASER International Inc.	1,211,100	26,674
*	Meritor Inc.	2,010,500	21,372
	Masco Corp.	626,900	15,785
	Deluxe Corp.	281,613	15,697
*	Wabash National Corp.	1,456,500	15,424
*	Dycom Industries Inc.	197,100	14,262
*	American Woodmark Corp.	219,000	14,207
*	Virgin America Inc.	375,400	12,850
	Rockwell Collins Inc.	152,700	12,497
	Stanley Black & Decker Inc.	125,233	12,145
	L-3 Communications
	Holdings Inc.	108,100	11,299
	CEB Inc.	156,400	10,688
	Aircastle Ltd.	503,200	10,371
	GATX Corp.	228,500	10,088
	Acuity Brands Inc.	55,500	9,745
	Comfort Systems USA Inc.	282,500	7,701
	Allison Transmission
	Holdings Inc.	270,000	7,206
	Korn/Ferry International	206,700	6,836
	General Cable Corp.	494,300	5,882
	Standex International Corp.	78,050	5,881
	Owens Corning	136,900	5,737
	Interface Inc. Class A	237,700	5,334
	Hyster-Yale Materials
	Handling Inc.	89,500	5,176
	Douglas Dynamics Inc.	232,600	4,619
	RR Donnelley & Sons Co.	314,200	4,575
	Robert Half International Inc.	84,000	4,297
	SkyWest Inc.	240,500	4,012
	ManpowerGroup Inc.	48,400	3,963
	Steelcase Inc. Class A	202,600	3,730
	Allegion plc	56,400	3,252
	ITT Corp.	85,800	2,868
	Global Brass & Copper
	Holdings Inc.	128,500	2,636
	KBR Inc.	130,000	2,166
	Graco Inc.	32,000	2,145
	Textron Inc.	55,000	2,070
	Equifax Inc.	20,000	1,944
	Griffon Corp.	120,400	1,899
	Lincoln Electric Holdings Inc.	35,000	1,835
	Insperity Inc.	38,400	1,687
	Quanex Building Products
	Corp.	91,900	1,670
	Cubic Corp.	38,800	1,627
*	Aerojet Rocketdyne
	Holdings Inc.	99,300	1,607
	Briggs & Stratton Corp.	66,500	1,284

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Federal Signal Corp.	89,200	1,223
	HNI Corp.	27,700	1,188
	ESCO Technologies Inc.	31,500	1,131
	Carlisle Cos. Inc.	12,800	1,118
	Heidrick & Struggles
	International Inc.	56,200	1,093
*	Blount International Inc.	194,900	1,086
	Ennis Inc.	57,600	1,000
	G&K Services Inc. Class A	15,000	999
*,^	Enphase Energy Inc.	247,976	917
*	Moog Inc. Class A	15,500	838
	John Bean Technologies
	Corp.	17,200	658
*	Babcock & Wilcox
	Enterprises Inc.	38,500	647
	Knoll Inc.	28,200	620
			775,901
Information Technology (15.9%)
*	Electronic Arts Inc.	975,500	66,090
	CDW Corp.	1,284,500	52,485
	Computer Sciences Corp.	827,800	50,810
*	Manhattan Associates Inc.	799,841	49,830
*	Gartner Inc.	575,491	48,301
	Booz Allen Hamilton
	Holding Corp. Class A	1,735,300	45,482
*	Aspen Technology Inc.	1,186,400	44,976
*	ARRIS Group Inc.	1,494,000	38,799
	Heartland Payment
	Systems Inc.	578,800	36,470
	MAXIMUS Inc.	515,180	30,684
	Lexmark International Inc.
	Class A	1,048,400	30,383
*	Cirrus Logic Inc.	935,418	29,475
*,^	Ambarella Inc.	503,924	29,122
	DST Systems Inc.	276,270	29,047
*	Synaptics Inc.	319,900	26,379
	Skyworks Solutions Inc.	279,100	23,503
*,^	Advanced Micro
	Devices Inc.	13,658,835	23,493
	Broadridge Financial
	Solutions Inc.	414,100	22,920
	EarthLink Holdings Corp.	2,549,800	19,838
*	MicroStrategy Inc. Class A	91,600	17,997
*	Tech Data Corp.	260,600	17,851
*	Blackhawk Network
	Holdings Inc.	368,936	15,639
	NVIDIA Corp.	578,500	14,260
*	Ciena Corp.	626,100	12,973
	SYNNEX Corp.	146,074	12,425
*	Super Micro Computer Inc.	432,400	11,787
	Avnet Inc.	269,100	11,485
	Science Applications
	International Corp.	271,500	10,917
*,^	VASCO Data Security
	International Inc.	577,900	9,847

			Market
			Value•
		Shares	($000)
*,^	Cimpress NV	124,200	9,453
	Lam Research Corp.	127,900	8,356
	Jabil Circuit Inc.	362,500	8,109
*	Fiserv Inc.	89,300	7,734
*	Gigamon Inc.	235,900	4,720
*	Flextronics International Ltd.	422,952	4,458
*,^	Angie’s List Inc.	877,000	4,420
*	Freescale
	Semiconductor Ltd.	105,200	3,848
	Jack Henry &
	Associates Inc.	47,900	3,334
	Blackbaud Inc.	57,200	3,210
*	ePlus Inc.	39,800	3,147
	CSG Systems
	International Inc.	92,200	2,840
*	Sanmina Corp.	122,200	2,611
*	Sykes Enterprises Inc.	98,100	2,502
	Western Union Co.	130,363	2,394
*	Mellanox Technologies Ltd.	42,700	1,614
	Diebold Inc.	48,300	1,438
*	Advanced Energy
	Industries Inc.	50,300	1,323
*	CACI International Inc.
	Class A	16,800	1,243
*	ON Semiconductor Corp.	62,100	584
			910,606
Materials (5.0%)
	Sealed Air Corp.	1,057,409	49,571
	Avery Dennison Corp.	840,900	47,570
*	Berry Plastics Group Inc.	1,135,889	34,156
	Ashland Inc.	217,800	21,915
	Ball Corp.	316,000	19,655
	Bemis Co. Inc.	489,700	19,378
*	Chemtura Corp.	509,900	14,593
*	Century Aluminum Co.	2,900,894	13,344
*,^	Trinseo SA	383,917	9,694
	Graphic Packaging
	Holding Co.	636,819	8,145
	Neenah Paper Inc.	117,200	6,831
	AptarGroup Inc.	93,300	6,154
	Domtar Corp.	165,700	5,924
*	Ferro Corp.	537,200	5,882
*	Stillwater Mining Co.	516,300	5,333
	Mercer International Inc.	434,800	4,361
	International Flavors &
	Fragrances Inc.	36,600	3,779
	Valspar Corp.	52,100	3,745
	NewMarket Corp.	8,922	3,185
	Newmont Mining Corp.	115,000	1,848
	Sonoco Products Co.	46,700	1,763
	Calgon Carbon Corp.	54,700	852
*	US Concrete Inc.	17,100	817
*	Kraton Performance
	Polymers Inc.	34,000	609
			289,104

17

	Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.4%)
	Inteliquent Inc.	306,700	6,849
*	Level 3
	Communications Inc.	110,800	4,841
	Telephone & Data
	Systems Inc.	141,600	3,534
*	Cincinnati Bell Inc.	977,500	3,050
*	General Communication Inc.
	Class A	66,500	1,148
*	Vonage Holdings Corp.	140,400	825
			20,247
	Utilities (5.4%)
	FirstEnergy Corp.	1,754,400	54,930
	Entergy Corp.	698,300	45,459
	WGL Holdings Inc.	605,600	34,925
	Vectren Corp.	823,900	34,612
	UGI Corp.	929,650	32,370
	AES Corp.	2,198,800	21,526
	New Jersey Resources
	Corp.	702,200	21,087
	PNM Resources Inc.	431,435	12,102
	American States Water Co.	262,600	10,872
	Ameren Corp.	256,900	10,859
	Portland General Electric Co. 273,100		10,097
	Atmos Energy Corp.	121,200	7,051
	DTE Energy Co.	67,000	5,385
*	Talen Energy Corp.	324,800	3,281
	IDACORP Inc.	25,400	1,644
	Unitil Corp.	37,500	1,383
	Chesapeake Utilities Corp.	12,300	653
			308,236
	Total Common Stocks
	(Cost $5,343,177)		5,717,518
Temporary Cash Investments (2.1%)[1]
	Money Market Fund (2.1%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.189%	120,165,621	120,166

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.208%, 12/9/15	2,000	1,999
Total Temporary Cash Investments
	(Cost $122,165)		122,165
	Total Investments (101.7%)
	(Cost $5,465,342)		5,839,683

Amount
($000)
Other Assets and Liabilities (-1.7%)
Other Assets
Investment in Vanguard	536
Receivables for Investment Securities Sold 19,153
Receivables for Accrued Income	6,837
Receivables for Capital Shares Issued	1,706
Total Other Assets	28,232
Liabilities
Payables for Investment Securities
Purchased	(17,741)
Collateral for Securities on Loan	(98,637)
Payables for Capital Shares Redeemed	(5,126)
Payables to Vanguard	(6,829)
Other Liabilities	(132)
Total Liabilities	(128,465)
Net Assets (100%)
Applicable to 186,255,040 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,739,450
Net Asset Value Per Share	$30.82

18

Strategic Equity Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,790,584
Undistributed Net Investment Income	53,032
Accumulated Net Realized Gains	521,691
Unrealized Appreciation (Depreciation)
Investment Securities	374,341
Futures Contracts	(198)
Net Assets	5,739,450

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $96,216,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $98,637,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,300,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends	92,881
Interest[1]	57
Securities Lending	4,031
Total Income	96,969
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,082
Management and Administrative	10,334
Marketing and Distribution	961
Custodian Fees	74
Auditing Fees	33
Shareholders’ Reports	58
Trustees’ Fees and Expenses	6
Total Expenses	12,548
Net Investment Income	84,421
Realized Net Gain (Loss)
Investment Securities Sold	613,339
Futures Contracts	124
Realized Net Gain (Loss)	613,463
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(609,530)
Futures Contracts	531
Change in Unrealized Appreciation (Depreciation)	(608,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,885
1 Interest income from an affiliated company of the fund was $54,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	84,421	59,506
Realized Net Gain (Loss)	613,463	731,563
Change in Unrealized Appreciation (Depreciation)	(608,999)	6,972
Net Increase (Decrease) in Net Assets Resulting from Operations	88,885	798,041
Distributions
Net Investment Income	(60,071)	(56,549)
Realized Capital Gain	(257,765)	—
Total Distributions	(317,836)	(56,549)
Capital Share Transactions
Issued	1,082,468	895,563
Issued in Lieu of Cash Distributions	301,093	52,365
Redeemed	(807,310)	(536,280)
Net Increase (Decrease) from Capital Share Transactions	576,251	411,648
Total Increase (Decrease)	347,300	1,153,140
Net Assets
Beginning of Period	5,392,150	4,239,010
End of Period[1]	5,739,450	5,392,150

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $53,032,000 and $34,092,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$32.02	$27.34	$21.02	$16.30	$16.30
Investment Operations
Net Investment Income	. 466.361		.426[1]	.249	.210
Net Realized and Unrealized Gain (Loss)
on Investments	.207	4.679	6.244	4.667	.017
Total from Investment Operations	.673	5.040	6.670	4.916	. 227
Distributions
Dividends from Net Investment Income	(.354)	(. 360)	(. 350)	(.196)	(. 227)
Distributions from Realized Capital Gains	(1.519)	—	—	—	—
Total Distributions	(1.873)	(. 360)	(. 350)	(.196)	(. 227)
Net Asset Value, End of Period	$30.82	$32.02	$27.34	$21.02	$16.30

Total Return[2]	2.01%	18.53%	32.23%	30.32%	1.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,739	$5,392	$4,239	$3,254	$2,756
Ratio of Total Expenses to Average Net Assets	0.21%	0.27%	0.28%	0.29%	0.30%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.19%	1.75%[1]	1.25%	1.09%
Portfolio Turnover Rate	70%	60%	64%	67%	73%

1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc. in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

23

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $536,000, representing 0.01% of the fund’s net assets and 0.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

24

Strategic Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,717,518	—	—
Temporary Cash Investments	120,166	1,999	—
Futures Contracts—Assets[1]	433	—	—
Futures Contracts—Liabilities[1]	(44)	—	—
Total	5,838,073	1,999	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	December 2015	85	11,585	(308)
E-mini Russell 2000 Index	December 2015	104	11,397	110
				(198)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,410,000 from undistributed net investment income, and $39,604,000 from accumulated net realized gains, to paid-in capital.

25

Strategic Equity Fund

For tax purposes, at September 30, 2015, the fund had $59,640,000 of ordinary income and $521,719,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $5,465,602,000. Net unrealized appreciation of investment securities for tax purposes was $374,081,000, consisting of unrealized gains of $913,198,000 on securities that had risen in value since their purchase and $539,117,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $4,527,153,000 of investment securities and sold $4,176,983,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	32,774	29,053
Issued in Lieu of Cash Distributions	9,610	1,751
Redeemed	(24,537)	(17,464)
Net Increase (Decrease) in Shares Outstanding	17,847	13,340

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $297,370,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $55,806,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 79.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.01%	16.10%	6.95%
Returns After Taxes on Distributions	0.62	15.58	6.20
Returns After Taxes on Distributions and Sale of Fund Shares	2.28	13.03	5.54

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$910.76	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi

Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112015

Annual Report | September 30, 2015

Vanguard Capital Opportunity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Capital Opportunity Fund
Investor Shares				1.72%
Admiral™ Shares				1.78
Russell Midcap Growth Index				1.45
Multi-Cap Growth Funds Average				1.40
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$51.42	$50.25	$0.308	$1.877
Admiral Shares	118.79	116.06	0.816	4.334

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Opportunity Fund’s portfolio of stocks has traditionally differed significantly from that of its benchmark, the Russell Midcap Growth Index. But for the 12 months ended September 30, 2015, returns for the fund and the benchmark were fairly similar.

The Capital Opportunity Fund returned a little under 2%, slightly better than its benchmark and the average return of its multi-capitalization growth fund peers. In the overall market environment, growth stocks topped their value brethren, and mid-cap and small-cap stocks eclipsed large-caps.

The health care and information technology sectors, which have driven the fund’s strong results over the long term, met with different degrees of success this time. Health care stocks contributed significantly to the fund’s return, although the advisor’s holdings didn’t compare favorably with those in the benchmark. Technology stocks hurt performance. Instead, the advisor’s consumer discretionary and industrial holdings provided support.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

China’s economic woes weighed on U.S. stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

strength against many foreign currencies. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Industrial stocks offered a lift as information technology fell
Vanguard Capital Opportunity Fund has generally delivered superior results since its inception in 1995. However, the route to robust returns occasionally involves some backtracking or sideways moves. Because the fund’s holdings have historically not aligned with the benchmark, it is possible for the fund to trail or trump its comparative standards. As an investor in the fund, you have to have patience through short-term periods of disappointment in order to reap the potential benefits of long-term outperformance.

When PRIMECAP Management, the fund’s advisor, identifies the stocks of companies that meet its rigorous standards, it displays conviction and patience through good times and bad. It typically holds those stocks unless and until they no longer fundamentally fit the portfolio and their valuations or business models have changed.

Capital Opportunity continued to be dominated by health care and information technology stocks, which together accounted for nearly 70% of the portfolio’s

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.47%	0.40%	1.28%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.45% for Investor Shares and 0.38% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Growth Funds.

4

holdings, on average, over the period. But these industries didn’t deliver as they have in the past.

On the surface, health care appeared to hold up fairly well. The fund’s health care holdings returned about 8%. However, the benchmark’s health care stocks returned almost 14%. Capital Opportunity’s pharmaceutical stocks outperformed, but its biotechnology stocks lagged as a group and it had no exposure to thriving distributors, services, and managed-care companies.

Information technology results were more disappointing. Capital Opportunity’s IT stocks declined about 6% compared with a rise of about 3% for those held by the benchmark. Weakness in hardware, semiconductors, IT consulting and other services, communications equipment, and electronic equipment far offset the positives from software and internet stocks.

On a brighter note, the fund’s industrial holdings offered a considerable boost to performance, climbing about 8% as those in the benchmark declined about 2%. Airlines accounted for most of the strength. Lower fuel prices have translated into greater profits overall, and some companies have benefited from capacity improvements and favorable pricing.

In the consumer discretionary sector, the advisor’s outlook on vacation trends was perceptive. The fund owned shares in cruise lines, which surged, and avoided casinos, which slumped. Capital Opportunity’s limited energy holdings

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Capital Opportunity Fund Investor Shares	9.31%
Russell Midcap Growth Index	8.09
Multi-Cap Growth Funds Average	6.40
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

declined sharply as low oil prices continued to weigh on the sector. The fund’s minimal allocation to the sector, however, greatly limited the damage.

For more about the advisor’s strategy and the fund’s positioning during the 12 months, please see the Advisor’s Report that follows this letter.

The advisor’s patience and focus helped lift results over a decade
Both the Capital Opportunity Fund’s performance over the past decade and its path to that performance can be traced to the advisor’s strategy of investing with conviction and a long-term lens.

For the ten years ended September 30, 2015, the fund’s Investor Shares registered an average annual return of 9.31%, more than 1 percentage point ahead of its benchmark index and nearly 3 percentage points higher than its peer-fund average. During one long stretch—in each fiscal year from 2010 through 2012––the fund lagged both its comparative standards.

At times, some of the fund’s stock holdings and sector allocations appeared out of sync with market trends and investor sentiment. PRIMECAP Management stayed true to its plan and process, and some of the stocks Capital Opportunity held rebounded strongly in the final years of the decade.

Along with the advisor’s experience and skill, the fund’s shareholders benefited from relatively low investment expenses. Lower costs allow shareholders to pocket more of the fund’s returns.

A dose of discipline is crucial when markets become volatile
While the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August, and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your

7

success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2015

8

Advisor’s Report

For the fiscal year ended September 30, 2015, Vanguard Capital Opportunity Fund returned 1.72% for Investor Shares and 1.78% for Admiral Shares. These results exceeded the 1.45% return of its benchmark, the Russell Midcap Growth Index, the –0.61% return of the Standard & Poor’s 500 Index, and the 1.40% average return of its multi-capitalization growth fund competitors.

Relative to the S&P 500 Index, favorable sector allocations, including an underweight position in energy and an overweight position in information technology, drove the fund’s outperformance.

The investment environment
Despite a record close on May 21, 2015, the S&P 500 Index delivered a slightly negative total return over the 12 months ended September 30 as global growth concerns weighed on equity values late in the fiscal year.

The U.S. economy expanded at a modest pace; real gross domestic product growth averaged about 2% over the three quarters ended June 30. The labor market continued to improve—the unemployment rate declined to 5.1% at the end of September. Monetary policy remained highly accommodative. The dollar appreciated significantly, driven by the relative strength of the U.S. economy. Over the 12 months ended September 30, the price of West Texas Intermediate crude oil declined by approximately 50%.

Concerns about China’s economic health intensified as the year progressed. The Shanghai Stock Exchange Composite Index experienced significant volatility, which reverberated across the global financial markets. U.S. investors tried to assess the impact that a slowing Chinese economy may have on the domestic economic recovery.

Outlook for U.S. equities
We find U.S. equities to be fairly valued. As of September 30, the S&P 500 Index was trading at approximately 16 times the next 12 months’ earnings, a reasonable valuation by historical standards—though the index appears more expensive on a price/sales ratio basis since profit margins are near all-time highs. We continue to believe that many individual stocks are attractively valued, and that stocks represent a more attractive investment than bonds at current prices.

Portfolio update and outlook
For the 12 months ended September 30, the portfolio was overweighted in health care, information technology, and industrial stocks. These sectors made up 83% of the fund’s average holdings (compared with a combined average weighting of about 45% in the S&P 500 Index).

Favorable sector allocations, notably in energy (underweight), health care (overweight), and information technology (overweight), were slightly offset by unfavorable allocation in consumer staples

9

(underweight). Positive stock selection, primarily in industrials, was offset by negative stock selection, primarily in information technology and energy.

In industrials, positive selection was reflected in the fund’s airline holdings (JetBlue Airways was up 143%, Southwest Airlines 13%, United Continental 13%, and Delta Air Lines 25%). Unfavorable stock selection in information technology was reflected by Micron (–56%), SanDisk (–44%), Trimble (–46%), Cree (–41%), NetApp (–30%), and the fund’s underweight position in Apple (+11%). In the energy sector, unfavorable selection was led by Transocean (–56%).

Energy
The fund remains significantly under-weighted in energy, the worst-performing sector in the S&P 500 Index over the last 12 months. We cannot predict the direction of oil prices with any certainty; we believe, however, that technological innovation may push down the price of oil long term. Advancements such as hydraulic fracturing may continue to lower the cost of production, while new technologies such as vehicle electrification may reduce future oil demand.

We have found few compelling investments within the sector. For many companies, a rebound in oil prices would be needed to make their valuations attractive. Although such a rebound is possible, we do not want to make investments predicated on higher oil prices. Oil prices also affect our investments outside the energy sector. We believe that certain holdings, such as airlines (overweight) and cruise lines (overweight), may continue to benefit from lower input costs if current oil prices persist. Other holdings, such as some industrial companies, may continue to face weaker demand from energy-related customers at current oil prices.

Industrials
Within industrials, we continue to find our investments in the airline segment attractive. The industry has consolidated significantly, and the four largest airlines now control over 80% of total capacity. Management teams are increasingly focused on generating adequate returns on capital, rather than chasing unprofitable market share. Domestic capacity has been reduced since 2007 and utilization is high. In light of these industry dynamics, strong free cash flow, and low valuation multiples, we remain overweighted in airlines.

Information technology
We believe that our holdings within information technology represent compelling investments. A major technological shift is under way as software, storage, and computing power continue to move to the cloud, where clients can rent these services over the internet. This shift is helping to enable new big data and

10

mobility applications, while increasing demand for certain types of storage and processing infrastructure. Although the trends have mixed implications for some holdings with legacy technology, the companies’ strong competitive positions, cash-rich balance sheets, and healthy cash flow generation allow them to invest ample resources in cloud-based offerings. In addition, we believe the low valuation multiples assigned to many of these stocks more than adequately reflect the risks associated with this transition.

Health care
We continue to believe that the health care industry’s long-term outlook remains favorable. Increasing demand for health care products will be driven by demographic trends as well as the industry’s ability to develop more effective therapies. The industry’s pipeline includes promising new treatments for cancer, Alzheimer’s, and autoimmune diseases. In addition, the reduced cost of genetic sequencing may result in breakthroughs in drug development. With the recent pullback in health care stocks, valuations of large-cap biotechnology and pharmaceutical companies are reasonable; some are trading at a discount to the S&P 500 Index price/earnings multiple in spite of their superior growth profiles.

Tempering our positive outlook is the nearer-term uncertainty over reimbursement and pricing. Earlier this year, pharmacy benefit managers extracted higher-than-expected pricing concessions from AbbVie and Gilead as the two firms competed for market share with their new hepatitis C drugs. Proposals in the U.S. presidential campaign to reduce pharmaceutical spending have again raised the specter of government-negotiated or -mandated pricing. Although we are mindful of these potential negatives, we believe that companies with novel drug treatments that provide significant benefits over older therapies will continue to receive favorable reimbursement from payers.

Conclusion
We remain committed to our investment philosophy, which is to invest in attractively priced stocks for the long term. This “bottom-up” approach often results in portfolios that bear little resemblance to market indexes; therefore, our results often deviate substantially from such indexes. Furthermore, our long-term investment horizon results in low portfolio turnover, which creates the possibility for extended periods of underperformance when the stocks in our portfolio fall out of favor. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 14, 2015

11

Capital Opportunity Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VHCOX		VHCAX
Expense Ratio1	0.47%		0.40%
30-Day SEC Yield	0.70%		0.77%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	137	502	4,000
Median Market Cap	$36.6B	$11.1B	$46.5B
Price/Earnings Ratio	23.4x	26.6x	20.2x
Price/Book Ratio	3.3x	5.1x	2.5x
Return on Equity	15.7%	20.1%	17.2%
Earnings Growth
Rate	8.9%	14.8%	10.1%
Dividend Yield	1.2%	1.2%	2.1%
Foreign Holdings	11.8%	0.0%	0.0%
Turnover Rate	7%	—	—
Short-Term
Reserves	5.9%	—	—

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.90	0.79
Beta	0.97	1.01

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	6.1%
Amgen Inc.	Biotechnology	4.9
Eli Lilly & Co.	Pharmaceuticals	4.8
BioMarin Pharmaceutical
Inc.	Biotechnology	3.8
Southwest Airlines Co.	Airlines	3.2
Roche Holding AG	Pharmaceuticals	3.1
Google Inc.	Internet Software &
	Services	2.9
Adobe Systems Inc.	Application Software	2.6
FedEx Corp.	Air Freight &
	Logistics	2.6
Novartis AG	Pharmaceuticals	2.2
Top Ten		36.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.45% for Investor Shares and 0.38% for Admiral Shares.

12

Capital Opportunity Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	10.7%	25.4%	13.7%
Consumer Staples	0.0	8.0	8.7
Energy	0.6	0.8	6.3
Financials	3.0	11.5	18.3
Health Care	35.1	13.1	14.4
Industrials	16.9	15.7	10.6
Information
Technology	31.2	20.0	19.6
Materials	1.7	5.0	3.1
Telecommunication
Services	0.8	0.4	2.1
Utilities	0.0	0.1	3.2

13

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2015

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Opportunity Fund*Investor
Shares	1.72%	15.14%	9.31%	$24,366
Russell Midcap Growth Index	1.45	13.58	8.09	21,772
Multi-Cap Growth Funds Average	1.40	12.02	6.40	18,592
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-0.55	13.26	7.06	19,778

Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	1.78%	15.21%	9.40%	$122,773
Russell Midcap Growth Index	1.45	13.58	8.09	108,862
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

14

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Capital Opportunity Fund Investor Shares
Russell Midcap Growth Index

15

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.3%)
Consumer Discretionary (10.1%)
*	CarMax Inc.	4,191,397	248,634
	TJX Cos. Inc.	2,580,000	184,264
	Carnival Corp.	3,522,600	175,073
*,^	Tesla Motors Inc.	657,566	163,339
	Royal Caribbean
	Cruises Ltd.	1,327,000	118,222
	L Brands Inc.	572,100	51,563
	Gildan Activewear Inc.
	Class A	1,546,300	46,636
*,^	DreamWorks Animation
	SKG Inc. Class A	2,510,000	43,800
*	Norwegian Cruise Line
	Holdings Ltd.	724,000	41,485
*	Bed Bath & Beyond Inc.	703,700	40,125
*	Sony Corp. ADR	1,525,800	37,382
*	Amazon.com Inc.	63,510	32,510
	Ross Stores Inc.	506,400	24,545
*	Ascena Retail Group Inc.	1,675,200	23,302
*	Shutterfly Inc.	573,500	20,503
	Tribune Media Co. Class A	495,000	17,622
	Las Vegas Sands Corp.	340,000	12,910
	Carter’s Inc.	81,220	7,362
	Newell Rubbermaid Inc.	86,200	3,423
*	Cabela’s Inc.	47,600	2,171
*	Urban Outfitters Inc.	41,700	1,225
	Tribune Publishing Co.	120,000	941
	Hilton Worldwide
	Holdings Inc.	14,000	321
			1,297,358
Energy (0.6%)
	Cabot Oil & Gas Corp.	1,290,000	28,199
*	Southwestern Energy Co. 1,591,334		20,194
	National Oilwell Varco Inc.	275,000	10,354
^	Transocean Ltd.	568,000	7,339
*	Cameron International Corp. 79,700		4,887
	Frank’s International NV	250,000	3,833
	Ensco plc Class A	143,340	2,018
			76,824

			Market
			Value•
		Shares	($000)
Financials (2.8%)
	Charles Schwab Corp.	7,586,500	216,670
	JPMorgan Chase & Co.	570,600	34,789
*	E*TRADE Financial Corp.	1,215,300	31,999
	Discover Financial
	Services	496,100	25,792
	Chubb Corp.	204,000	25,021
	CME Group Inc.	161,150	14,945
	Progressive Corp.	380,600	11,662
			360,878
Health Care (33.1%)
*	Biogen Inc.	2,690,438	785,097
	Amgen Inc.	4,512,400	624,155
	Eli Lilly & Co.	7,444,500	623,030
*	BioMarin
	Pharmaceutical Inc.	4,634,100	488,063
	Roche Holding AG	1,524,800	404,791
	Novartis AG ADR	3,015,400	277,175
*	QIAGEN NV	8,390,000	216,462
*	Illumina Inc.	1,220,100	214,518
	Medtronic plc	2,083,100	139,443
*	Boston Scientific Corp.	6,758,800	110,912
*	Seattle Genetics Inc.	1,830,500	70,584
	Thermo Fisher
	Scientific Inc.	533,600	65,249
	Abbott Laboratories	1,299,600	52,270
*	Charles River
	Laboratories
	International Inc.	661,000	41,987
	PerkinElmer Inc.	912,700	41,948
*	Edwards Lifesciences
	Corp.	280,000	39,807
*	Affymetrix Inc.	2,700,600	23,063
*	Waters Corp.	152,000	17,968
*	ImmunoGen Inc.	1,280,000	12,288
	Agilent Technologies Inc.	233,000	7,999
	Zimmer Biomet
	Holdings Inc.	50,000	4,696
*	Cerner Corp.	10,000	600
	AstraZeneca plc ADR	15,300	487
			4,262,592

16

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
Industrials (16.0%)
	Southwest Airlines Co.	10,935,100	415,971
	FedEx Corp.	2,293,974	330,286
*	United Continental
	Holdings Inc.	4,331,200	229,770
*	JetBlue Airways Corp.	6,940,150	178,848
	Delta Air Lines Inc.	3,917,000	175,756
	Airbus Group SE	2,893,040	171,327
	American Airlines
	Group Inc.	2,723,000	105,734
*	Jacobs Engineering
	Group Inc.	2,158,419	80,790
^	Ritchie Bros
	Auctioneers Inc.	2,937,000	76,010
	Rockwell Automation Inc.	742,000	75,291
	Union Pacific Corp.	672,000	59,412
*	AECOM	1,625,000	44,704
	IDEX Corp.	615,000	43,849
	Curtiss-Wright Corp.	500,000	31,210
	CH Robinson
	Worldwide Inc.	200,000	13,556
	Alaska Air Group Inc.	110,000	8,739
*	Spirit Airlines Inc.	158,235	7,484
^	Chicago Bridge
	& Iron Co. NV	100,000	3,966
*	Esterline
	Technologies Corp.	30,631	2,202
			2,054,905
Information Technology (29.4%)
*	Adobe Systems Inc.	4,074,500	335,005
	Texas Instruments Inc.	4,896,400	242,470
	Altera Corp.	4,585,000	229,617
	NetApp Inc.	7,154,400	211,770
	Microsoft Corp.	4,750,000	210,235
*	Google Inc. Class A	298,630	190,636
*	Google Inc. Class C	300,874	183,058
	SanDisk Corp.	2,784,377	151,275
	NVIDIA Corp.	5,959,400	146,899
*	Flextronics
	International Ltd.	13,147,000	138,569
	Corning Inc.	8,080,000	138,330
	ASML Holding NV	1,340,000	117,893
*	Trimble Navigation Ltd.	6,400,400	105,095
*	Micron Technology Inc.	6,605,000	98,943
*,^	Cree Inc.	3,944,900	95,585
	QUALCOMM Inc.	1,623,700	87,241
	EMC Corp.	3,513,800	84,893
*,1	Descartes Systems
	Group Inc.	4,645,000	82,170
	Visa Inc. Class A	1,125,000	78,367
	Hewlett-Packard Co.	2,390,000	61,208
	Plantronics Inc.	1,150,000	58,477
*	Rambus Inc.	4,905,000	57,879
*,^	BlackBerry Ltd.	9,408,200	57,672
	KLA-Tencor Corp.	943,900	47,195

			Market
			Value•
		Shares	($000)
*,^	NeuStar Inc. Class A	1,653,416	44,989
*	Electronic Arts Inc.	625,000	42,344
*	Nuance
	Communications Inc.	2,495,000	40,843
*,1	FormFactor Inc.	5,809,700	39,390
*	VMware Inc. Class A	471,700	37,165
	Intuit Inc.	370,000	32,838
	Apple Inc.	261,000	28,788
	Symantec Corp.	1,467,700	28,576
*	F5 Networks Inc.	242,500	28,082
*	Entegris Inc.	2,019,231	26,634
	Jabil Circuit Inc.	1,175,000	26,285
*	PayPal Holdings Inc.	730,100	22,662
*	Alibaba Group
	Holding Ltd. ADR	322,200	19,000
	Broadcom Corp. Class A	365,000	18,772
	FEI Co.	248,000	18,114
*	eBay Inc.	732,100	17,893
*	Keysight Technologies Inc.	570,000	17,579
*	Yahoo! Inc.	444,300	12,845
	Analog Devices Inc.	225,000	12,692
*	Ciena Corp.	500,000	10,360
*,^	Mobileye NV	223,831	10,180
	Brocade Communications
	Systems Inc.	900,000	9,342
	Teradyne Inc.	360,000	6,484
	Applied Materials Inc.	385,000	5,656
*,^	SMART Technologies Inc. 3,824,304		2,451
	Telefonaktiebolaget
	LM Ericsson ADR	230,000	2,249
*	salesforce.com inc	23,500	1,632
	MasterCard Inc. Class A	15,000	1,352
*	Arista Networks Inc.	15,500	948
*	Workday Inc. Class A	10,000	689
*	Twitter Inc.	12,680	342
			3,777,658
Materials (1.6%)
	Monsanto Co.	2,368,786	202,152

Telecommunication Services (0.7%)
	AT&T Inc.	2,906,266	94,686
*	Sprint Corp.	230,000	884
			95,570
Total Common Stocks
(Cost $6,339,784)			12,127,937
Temporary Cash Investment (6.8%)
Money Market Fund (6.8%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.189%
	(Cost $877,225)	877,224,759	877,225
Total Investments (101.1%)
(Cost $7,217,009)			13,005,162

17

Capital Opportunity Fund

Amount
($000)
Other Assets and Liabilities (-1.1%)
Other Assets
Investment in VGI	1,210
Receivables for Investment Securities Sold 2,404
Receivables for Accrued Income	8,225
Receivables for Capital Shares Issued	4,439
Total Other Assets	16,278
Liabilities
Payables for Investment Securities
Purchased	(4,523)
Collateral for Securities on Loan	(121,498)
Payables for Investment Advisor	(8,338)
Payables for Capital Shares Redeemed	(8,545)
Payables to Vanguard	(16,592)
Other Liabilities	(5)
Total Liabilities	(159,501)
Net Assets (100%)	12,861,939

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	6,444,002
Undistributed Net Investment Income	51,816
Accumulated Net Realized Gains	578,180
Unrealized Appreciation (Depreciation)
Investment Securities	5,788,153
Foreign Currencies	(212)
Net Assets	12,861,939

Investor Shares—Net Assets
Applicable to 45,428,823 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,282,703
Net Asset Value Per Share—
Investor Shares	$50.25

Admiral Shares—Net Assets
Applicable to 91,150,560 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,579,236
Net Asset Value Per Share—
Admiral Shares	$116.06

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $117,661,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $121,498,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	149,665
Interest	1,025
Securities Lending	2,512
Total Income	153,202
Expenses
Investment Advisory Fees—Note B	33,586
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,244
Management and Administrative—Admiral Shares	13,944
Marketing and Distribution—Investor Shares	438
Marketing and Distribution—Admiral Shares	1,161
Custodian Fees	202
Auditing Fees	31
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Admiral Shares	31
Trustees’ Fees and Expenses	21
Total Expenses	54,660
Net Investment Income	98,542
Realized Net Gain (Loss)
Investment Securities Sold	706,826
Foreign Currencies	(110)
Realized Net Gain (Loss)	706,716
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(559,513)
Foreign Currencies	14
Change in Unrealized Appreciation (Depreciation)	(559,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	245,759
1 Dividends are net of foreign withholding taxes of $4,329,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	98,542	75,621
Realized Net Gain (Loss)	706,716	435,273
Change in Unrealized Appreciation (Depreciation)	(559,499)	1,638,778
Net Increase (Decrease) in Net Assets Resulting from Operations	245,759	2,149,672
Distributions
Net Investment Income
Investor Shares	(16,335)	(4,359)[1]
Admiral Shares	(69,765)	(19,984)[1]
Realized Capital Gain [2]
Investor Shares	(99,546)	(100,744)
Admiral Shares	(370,543)	(305,893)
Total Distributions	(556,189)	(430,980)
Capital Share Transactions
Investor Shares	(487,925)	(341,836)
Admiral Shares	816,562	820,230
Net Increase (Decrease) from Capital Share Transactions	328,637	478,394
Total Increase (Decrease)	18,207	2,197,086
Net Assets
Beginning of Period	12,843,732	10,646,646
End of Period[3]	12,861,939	12,843,732

1 Fiscal 2013 distributions from net investment income include $34,400,000 from a dividend received from ASML Holding NV. Subsequent to the fund’s distribution from net investment income made in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s net investment income distribution in December 2013.
2 Includes fiscal 2015 and 2014 short-term gain distributions totaling $10,268,000 and $28,347,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $51,816,000 and $43,631,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$51.42	$44.57	$33.22	$28.17	$29.59
Investment Operations
Net Investment Income	. 349.272		.270	.216	.151
Net Realized and Unrealized Gain (Loss)
on Investments	. 666	8.314	12.395	6.464	(1.450)
Total from Investment Operations	1.015	8.586	12.665	6.680	(1.299)
Distributions
Dividends from Net Investment Income	(.308)	(.072)[1]	(. 385)[1]	(.161)	(.121)
Distributions from Realized Capital Gains	(1.877)	(1.664)	(.930)	(1.469)	—
Total Distributions	(2.185)	(1.736)	(1.315)	(1.630)	(.121)
Net Asset Value, End of Period	$50.25	$51.42	$44.57	$33.22	$28.17

Total Return[2]	1.72%	19.85%	39.40%	24.62%	-4.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,283	$2,793	$2,720	$2,432	$2,412
Ratio of Total Expenses to
Average Net Assets	0.45%	0.47%	0.48%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.65%	0.57%	0.68%	0.67%	0.45%
Portfolio Turnover Rate	7%	7%	9%	9%	9%

1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$118.79	$102.97	$76.75	$65.10	$68.38
Investment Operations
Net Investment Income	. 916.728		.707	.559	.400
Net Realized and Unrealized Gain (Loss)
on Investments	1.504	19.185	28.613	14.917	(3.358)
Total from Investment Operations	2.420	19.913	29.320	15.476	(2.958)
Distributions
Dividends from Net Investment Income	(.816)	(.251)[1]	(. 953)[1]	(. 434)	(.322)
Distributions from Realized Capital Gains	(4.334)	(3.842)	(2.147)	(3.392)	—
Total Distributions	(5.150)	(4.093)	(3.100)	(3.826)	(. 322)
Net Asset Value, End of Period	$116.06	$118.79	$102.97	$76.75	$65.10

Total Return[2]	1.78%	19.94%	39.50%	24.69%	-4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,579	$10,051	$7,927	$5,045	$4,342
Ratio of Total Expenses to
Average Net Assets	0.38%	0.40%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.72%	0.64%	0.75%	0.74%	0.52%
Portfolio Turnover Rate	7%	7%	9%	9%	9%

1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital. The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements

23

Capital Opportunity Fund

with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2015, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

24

Capital Opportunity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $1,210,000, representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,551,819	576,118	—
Temporary Cash Investments	877,225	—	—
Total	12,429,044	576,118	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $110,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $4,147,000 from undistributed net investment income, and $29,744,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $65,635,000 of ordinary income and $580,376,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $7,217,009,000.

Net unrealized appreciation of investment securities for tax purposes was $5,788,153,000, consisting of unrealized gains of $6,305,005,000 on securities that had risen in value since their purchase and $516,852,000 in unrealized losses on securities that had fallen in value since their purchase.

25

Capital Opportunity Fund

F. During the year ended September 30, 2015, the fund purchased $956,371,000 of investment securities and sold $1,205,884,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	365,789	6,845	486,523	10,295
Issued in Lieu of Cash Distributions	111,603	2,090	101,413	2,267
Redeemed	(965,317)	(17,816)	(929,772)	(19,277)
Net Increase (Decrease)—Investor Shares	(487,925)	(8,881)	(341,836)	(6,715)
Admiral Shares
Issued	1,187,443	9,514	1,283,265	11,628
Issued in Lieu of Cash Distributions	403,938	3,277	299,123	2,896
Redeemed	(774,819)	(6,256)	(762,158)	(6,891)
Net Increase (Decrease) —Admiral Shares	816,562	6,535	820,230	7,633

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	64,147	—	—	—	—	82,170
FormFactor Inc.	41,656	—	—	—	—	39,390
Vanguard Market Liquidity Fund	728,974	NA1	NA1	1,025	—	877,225
Total	834,777			1,025	—	998,785
1 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $489,565,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $96,368,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.72%	15.14%	9.31%
Returns After Taxes on Distributions	0.77	14.39	8.54
Returns After Taxes on Distributions and Sale of Fund Shares	1.84	12.20	7.59

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$914.13	$2.11
Admiral Shares	1,000.00	914.43	1.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.21	1.88

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

31

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton	Chief Executive Officer and President, 1996–2008
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112015

Annual Report | September 30, 2015

Vanguard Global Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Global Equity Fund				-4.09%
MSCI All Country World Index				-6.66
Global Funds Average				-5.44
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Global Equity Fund	$24.19	$22.85	$0.375	$0.000

Chairman’s Letter

Dear Shareholder,

The global stock market’s modest gains in the first half of the fiscal year ended September 30, 2015, were more than offset by its second-half slide. For U.S. dollar-based investors, the already weak returns of many international markets were further eroded by the dollar’s strength against many foreign currencies.

Vanguard Global Equity Fund returned –4.09% for the 12 months—its first fiscal year in the red since 2011—but still ahead of its comparative standards. Your advisors’ positioning in Europe and North America helped.

If you hold the Global Equity Fund in a taxable account, you may wish to review the discussion of after-tax returns later in this report.

China’s economic woes weighed on global stocks
The broad U.S. stock market returned –0.49% for the fiscal year, ahead of international markets. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the period, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

For dollar-based investors, international stocks returned about –11%. Concerns about China, the world’s second-largest economy, cast doubt on the investment outlook for emerging markets in particular.

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from many of the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

Emerging markets struggled more than developed countries
Stocks of companies based in North America, which made up more than half of your fund’s assets, on average, were a source of strength. As I mentioned, U.S. stocks generally outperformed non-U.S. stocks. Your fund’s U.S. holdings did a bit better; their modest advance helped lift the fund’s total return above that of its benchmark. In Canada, whose economy is oriented toward natural resources, the fund’s holdings declined less than those in the benchmark as oil and other resource prices sank.

Beyond North America, the dampening effect of the stronger U.S. dollar was evident. When measured in local currencies, the fund’s overall holdings in both developed Europe and the Pacific posted gains. But returns for both regions were negative for U.S. dollar-based investors after foreign currency translation effects. Of course, when the tide turns and foreign currencies strengthen, U.S. investor returns are lifted. Either way, it’s important to keep in mind the role of currency effects and the diversification benefit of owning both U.S. and international stocks, as the Global Equity Fund does.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Global Equity Fund	0.61%	1.33%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratio was 0.57%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Funds.

Exchange rates reflect differences in interest rates and other factors across countries, and the fiscal year brought several significant developments. Notably, the European Central Bank embarked on a stimulative bond-buying program that led to negative rates on some European sovereign bonds and a weaker euro. This program, along with a generally improving economic outlook, was welcomed by many European stock markets. In some, including Ireland, your fund notched double-digit gains that helped lift it above the benchmark. (The fund’s sliver of holdings in beleaguered Greece, which dominated headlines for many months, declined less than their counterparts in the benchmark.)

The more upbeat tone in Europe was counterbalanced by the less sanguine outlook for growth in China. This had a domino effect on emerging markets whose economies depend on exporting commodities to China and other countries. As a group, emerging markets declined in double digits in both local currencies and dollars. The fund’s holdings included some small pockets of strength, but its above-benchmark stake in Chinese companies weighed on results.

Among industry sectors, energy was the worst performer in both your fund and its index amid the steep drop in oil prices. Financials and information technology, two larger sectors, also finished in the red. Consumer-oriented stocks gained some

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Global Equity Fund	4.80%
Spliced Global Equity Index	4.65
Global Funds Average	4.24

For a benchmark description, see the Glossary.

Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

ground. Compared with the benchmark, the fund outperformed notably in industrials, which advanced modestly.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

On a separate note, Vanguard Global Equity Fund marked its 20th anniversary in August. Marathon Asset Management and portfolio managers Neil Ostrer and William Arah have managed a portion of the fund since its inception, and I would like to thank them for their stewardship throughout our productive 20-year relationship.

Global Equity Fund showed resilience in the last ten years
For the ten years ended September 30, 2015, your fund recorded an average annual return of 4.80%, a step ahead of its comparative standards.

The period was marked by the 2008–2009 financial crisis, which thrust global markets into turmoil, and the global economic slowdown. Steered by its multimanager advisory team, your fund navigated those choppy waters well. And Vanguard’s low investment costs helped you keep more of its return.

A dose of discipline is crucial when markets become volatile
Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2015

Advisors’ Report

For the fiscal year ended September 30, 2015, Vanguard Global Equity Fund returned –4.09%, outpacing its benchmark index and the average return of its peers. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the half year and its effect on portfolio positioning. These comments were prepared on October 12, 2015.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	33	1,367	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Marathon Asset Management	33	1,354	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	32	1,329	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 35,000
			securities in the global universe.
Cash Investments	2	94	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Partner and Investment Manager, Global Alpha Strategy

Malcolm MacColl, Partner and Investment Manager, Global Alpha Strategy

The recovering U.S. economy continues to help drive global equity markets, while at the same time a number of international economies are stagnating. Commodity-producing nations such as Brazil, heavily indebted countries (notably, Greece), and, most recently and obviously, China, have dominated headlines and depressed global equity markets, which fell sharply in the last few months.

Stock selection, rather than country or sector allocation, has driven our returns. We are optimistic about the ongoing U.S. recovery. The most notable contributor to our portfolio was Royal Caribbean Cruises, whose ships host around 3.5 million vacationers annually. A combination of better demand and lower costs (mainly due to the weaker oil price) has buoyed this significant holding.

Perhaps surprisingly given the gloomy stories, many of our best-performing stocks are in continental Europe. A highlight has been Ryanair, Europe’s low-cost airline. The company has benefited from cheaper energy and its judicious investment in new aircraft, which leaves it well-placed to continue to take market share from national carriers. Other notable European performers include Schibsted (online classified advertising), CRH (construction materials, mainly for the U.S. market), and Fiat Chrysler Automobiles, which is restructuring to boost its premium auto sales.

We have generally shunned commodity producers. The few energy companies we do own have struggled, including Ultra Petroleum, NOW Inc., and Inpex. Other weak performers included Baidu and Alibaba, two of the three Chinese online giants that we hold. These have prospered operationally but have had weak share prices as top-line growth rates have moderated, investment has accelerated, and short-term earnings expectations have deteriorated.

We judge the success of Baidu and Alibaba over the five-year horizon we look toward for all our investments. We admire management teams that invest today to build sustainable businesses that will dominate their markets in the future. Such long-term thinking is out of step with the stock market’s current appetite for safety. We retain the view that our approach is the right one to generate strong returns. And we remain optimistic that the good fundamentals underpinning the portfolio will ultimately drive share prices and reward patient owners.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer, Co-Head of Global Equity

William J. Arah, Co-Head of Global Equity

Global markets experienced a volatile summer amid concerns about a China hard landing and whether the Federal Reserve would raise interest rates. Commodity prices fell sharply in response to China and emerging-market growth fears. Strong stock selection and regional allocation helped our performance. Selection in Europe was a strong contributor. An overweight to the outperforming Japanese market and stock picks within the region also helped.

At the stock level, insurer Chubb was a leader as its shares rallied on news of its acquisition by ACE Group. Solid organic sales and a significant contract win with Apple drove shares in Analog Devices. Insurers Alleghany and Travelers were again strong performers. In Europe, another large contributor was online real estate company Rightmove, which fended off a challenge from new market entrant Agents’ Mutual. Exposure to large European defensive businesses Reckitt Benckiser and Nestlé was helpful. Conversely, not owning outperforming Apple hurt, and Canadian Natural Resources and Superior Energy Services fell broadly, in line with oil prices.

The U.S. equity market has been a tale of two cities. Production-related sectors (energy, materials, industrials, transports,

technology) have significantly underper-formed their consumption-related brethren (health care, staples, discretionary). The former group has been hurt by a stronger dollar, overcapacity, and plunging commodity prices. The latter has benefited as investors sought businesses exposed purely to domestic U.S. growth and consumption. The correction in equities during the third calendar quarter of 2015 reflected this bifurcation. Other factors included the market’s already high valuations and relatively high levels of corporate profitability—which make earnings growth more difficult in the absence of revenue growth.

Meanwhile, the Fed appears to be in a data-driven state of confusion over monetary policy, which is adding to the uncertainty. For North American equities to regain their footing and move significantly higher, some combination of a weaker dollar, higher commodity prices signaling improving global growth, and higher interest rates is probably required.

Because U.S. earnings growth has been weak, a continuation of the “deflationary” scenario that has helped domestic consumption and growth stocks is probably not sustainable. This environment is precisely the type in which valuations are most extended. In Europe, the recent decline in the markets has opened up some value while the stimula-tory European quantitative easing program continues apace. And the fall in oil and commodity prices is, on balance, positive for economies that are net importers of these raw materials.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer

Brian K. Wolahan, CFA, Senior Vice President, Senior Portfolio Manager

Global equities finished the period in firmly negative territory. The end of 2014 was marked by heavy pressure on small-capitalization stocks and mounting risk aversion before the oil sell-off. Moving into 2015, equity markets generally stabilized from those sharp swings. The relative leveling of oil prices, the expected benefits of those lower prices to consumers, the announcement of quantitative easing in Europe, and central bank easing elsewhere all helped. On the negative side, concerns grew about a looming Fed rate hike and increasing evidence of economic troubles in the BRIC countries (Brazil, Russia, India, and China).

In the second calendar quarter, markets continued to be driven by macro themes. Investors remained heavily influenced by interest rate expectations, changes in oil prices, and foreign exchange trends, and central banks strategically injected more liquidity into capital markets.

In the third quarter, volatility surged to levels not seen in years, and global equity markets ended the period sharply lower. The rout extended to emerging-market currencies, oil, and commodities. Turmoil was driven by a combination of forces.

China’s surprise devaluation of the yuan sparked broader-based concerns about the pace and magnitude of slowing in the Chinese economy. Increased uncertainty about the expected timing of the Fed’s impending rate hike and more generalized worries about global growth added to the instability. These and other forces drove investors away from riskier emerging-market assets, leading to deeply negative returns.

We focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Based on bottom-up stock selection, the portfolio was overweighted relative to the benchmark in markets including the United States, Canada, Taiwan, South Korea, and Australia.

We were underweighted in the United Kingdom, France, Switzerland, and Japan. Our sector allocations focused on information technology and, to a lesser extent, financials, and were light in materials, consumer discretionary, and consumer staples.

Successful stock selection in the United States helped offset the value lost to country allocations. Our picks among industrials, particularly airlines, and in health care were positive contributors. At the country level, overweighting the emerging markets and Australia was costly, as was an underweight to Japan.

Global Equity Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	794	2,472
Median Market Cap	$19.6B	$42.4B
Price/Earnings Ratio	17.1x	17.8x
Price/Book Ratio	2.1x	2.0x
Return on Equity	16.0%	16.6%
Earnings Growth
Rate	12.2%	10.4%
Dividend Yield	2.1%	2.7%
Turnover Rate	36%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.61%	—
Short-Term Reserves	1.6%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	12.9%	12.9%
Consumer Staples	9.4	10.3
Energy	5.2	6.6
Financials	24.0	21.6
Health Care	10.7	12.3
Industrials	11.8	10.3
Information Technology	18.5	14.2
Materials	3.5	4.7
Telecommunication Services	3.0	3.8
Utilities	1.0	3.3

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.95
Beta	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	1.4%
Nestle SA	Packaged Foods &
	Meats	1.4
Anthem Inc.	Managed Health
	Care	1.3
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.3
Prudential plc	Life & Health
	Insurance	1.2
Wells Fargo & Co.	Diversified Banks	1.1
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.1
Amazon.com Inc.	Internet Retail	1.0
Naspers Ltd.	Cable & Satellite	0.9
Google Inc.	Internet Software &
	Services	0.9
Top Ten		11.6%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.57%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	7.0%	7.0%
Switzerland	2.8	3.3
Germany	2.1	3.1
Ireland	2.0	0.1
Sweden	1.5	1.0
Netherlands	1.0	1.0
Other	4.5	7.4
Subtotal	20.9%	22.9%
Pacific
Japan	10.0%	7.7%
South Korea	2.3	1.5
Hong Kong	1.3	1.0
Australia	1.1	2.2
Other	0.5	0.5
Subtotal	15.2%	12.9%
Emerging Markets
Taiwan	3.0%	1.2%
China	2.2	2.3
South Africa	1.4	0.8
Other	3.3	3.8
Subtotal	9.9%	8.1%
North America
United States	50.2%	52.8%
Canada	3.5	3.0
Subtotal	53.7%	55.8%
Middle East	0.3%	0.2%
Other	0.0%	0.1%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2015
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund*	-4.09%	8.34%	4.80%	$15,977
Spliced Global Equity Index	-6.66	6.82	4.65	15,761
Global Funds Average	-5.44	6.59	4.24	15,149

For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Global Equity Fund
Spliced Global Equity Index

For a benchmark description, see the Glossary.

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		40,005	1.0%
Austria †		2,421	0.1%
Belgium †		3,427	0.1%
Brazil †		18,605	0.4%
Canada
Royal Bank of Canada	428,800	23,710	0.6%
^ Toronto-Dominion Bank	582,600	22,964	0.6%
Magna International Inc.	446,100	21,397	0.5%
Canada—Other †		74,872	1.8%
		142,943	3.5%

Chile †		8,985	0.2%
China
China Mobile Ltd.	1,780,500	21,312	0.5%
China—Other †		66,518	1.6%
		87,830	2.1%

Colombia †		1,137	0.0%
Cyprus †		1,325	0.0%
Czech Republic †		632	0.0%
Denmark †		33,879	0.8%
Finland †		18,407	0.4%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
France †		32,299	0.8%
Germany
SAP SE	292,603	18,956	0.5%
Germany—Other †		63,725	1.5%
		82,681	2.0%

Greece †		443	0.0%
Hong Kong
AIA Group Ltd.	4,109,200	21,371	0.5%
Hong Kong—Other †		31,735	0.8%
		53,106	1.3%

India †		35,607	0.9%
Indonesia †		3,467	0.1%
Ireland
Ryanair Holdings plc ADR	458,230	35,879	0.9%
CRH plc	862,718	22,773	0.5%
Ireland—Other †		21,899	0.5%
		80,551	1.9%

Israel †		13,275	0.3%
Italy †		25,275	0.6%
Japan
MS&AD Insurance Group Holdings Inc.	1,232,800	33,076	0.8%
Nippon Telegraph & Telephone Corp.	719,200	25,333	0.6%
Mizuho Financial Group Inc.	12,554,700	23,485	0.6%
Japan—Other †		316,171	7.6%
		398,065	9.6%

Luxembourg †		446	0.0%
Malaysia †		6,201	0.2%
Mexico †		23,115	0.6%
Netherlands
Unilever NV	640,695	25,682	0.6%
Netherlands—Other †		13,885	0.4%
		39,567	1.0%

New Zealand †		1,333	0.0%
Norway †		36,955	0.9%
Other
1 Vanguard FTSE Emerging Markets ETF	333,683	11,042	0.3%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Peru †		3,489	0.1%

Philippines †		1,597	0.0%

Poland †		4,791	0.1%

Qatar †		1,529	0.0%

Russia †		15,415	0.4%

Singapore †		21,949	0.5%

South Africa
Naspers Ltd.	308,167	38,622	0.9%
South Africa—Other †		17,265	0.4%
		55,887	1.3%
South Korea
Samsung Electronics Co. Ltd.	32,226	30,919	0.7%
Samsung Electronics Co. Ltd. GDR	35,004	16,554	0.4%
South Korea—Other †		47,945	1.2%
		95,418	2.3%

Spain †		21,165	0.5%

Sweden
* Svenska Handelsbanken AB Class A	1,870,215	26,828	0.6%
Sweden—Other †		32,592	0.8%
		59,420	1.4%
Switzerland
Nestle SA	752,918	56,624	1.4%
Switzerland—Other †		58,712	1.4%
		115,336	2.8%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,202,258	45,697	1.1%
Hon Hai Precision Industry Co. Ltd.	10,135,198	26,478	0.6%
Fubon Financial Holding Co. Ltd.	13,176,279	20,627	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,641,577	6,579	0.2%
Taiwan—Other †		22,946	0.6%
		122,327	3.0%

Thailand †		3,658	0.1%

Turkey †		2,444	0.1%

United Kingdom
Prudential plc	2,315,346	48,846	1.2%
Reckitt Benckiser Group plc	283,207	25,683	0.6%
Royal Dutch Shell plc Class A	876,601	20,793	0.5%
Wolseley plc	338,620	19,807	0.5%
2 United Kingdom—Other †		159,567	3.8%
		274,696	6.6%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
United States
Consumer Discretionary
Royal Caribbean Cruises Ltd.	658,826	58,695	1.4%
* Amazon.com Inc.	84,840	43,429	1.0%
Harley-Davidson Inc.	417,058	22,896	0.6%
Cablevision Systems Corp. Class A	632,390	20,534	0.5%
* CarMax Inc.	336,884	19,984	0.5%
Consumer Discretionary—Other †		112,902	2.7%
		278,440	6.7%
Consumer Staples
Colgate-Palmolive Co.	590,484	37,472	0.9%
Procter & Gamble Co.	322,939	23,232	0.6%
Consumer Staples—Other †		104,250	2.5%
		164,954	4.0%
Energy
Valero Energy Corp.	343,312	20,633	0.5%
Energy—Other †		102,081	2.5%
		122,714	3.0%
Financials
Wells Fargo & Co.	924,646	47,481	1.2%
Travelers Cos. Inc.	351,387	34,974	0.8%
* Berkshire Hathaway Inc. Class B	264,865	34,538	0.8%
M&T Bank Corp.	232,922	28,405	0.7%
* Markel Corp.	34,295	27,500	0.7%
First Republic Bank	432,147	27,126	0.7%
TD Ameritrade Holding Corp.	806,950	25,693	0.6%
Voya Financial Inc.	563,534	21,848	0.5%
Moody’s Corp.	214,299	21,044	0.5%
US Bancorp	504,176	20,676	0.5%
Financials—Other †		141,382	3.4%
		430,667	10.4%
Health Care
Anthem Inc.	376,549	52,717	1.3%
Johnson & Johnson	305,500	28,519	0.7%
* Waters Corp.	233,889	27,648	0.6%
Health Care—Other †		201,691	4.9%
		310,575	7.5%
Industrials
Alaska Air Group Inc.	311,258	24,729	0.6%
* JetBlue Airways Corp.	855,128	22,037	0.5%
Industrials—Other †		97,053	2.4%
		143,819	3.5%
Information Technology
* Google Inc. Class C	52,388	31,874	0.8%
Computer Sciences Corp.	421,523	25,873	0.6%
Visa Inc. Class A	279,016	19,436	0.4%
Information Technology—Other †		384,469	9.3%
		461,652	11.1%
Materials
Praxair Inc.	278,616	28,380	0.7%
Materials—Other †		39,522	0.9%
		67,902	1.6%

Global Equity Fund

			Market	Percentage
			Value•	of Net
			($000)	Assets
Other †			—	0.0%

Telecommunication Services †			3,106	0.1%

Utilities †			3,622	0.1%
			1,987,451	48.0%
Total Common Stocks (Cost $3,774,793)			3,989,596	96.3%[3]

	Coupon	Shares
Temporary Cash Investments
Money Market Fund
[4],5 Vanguard Market Liquidity Fund	0.189%	170,221,907	170,222	4.1%

6U.S. Government and Agency Obligations †			10,199	0.2%
Total Temporary Cash Investments (Cost $180,420)			180,421	4.3%[3]
Total Investments (Cost $3,955,213)			4,170,017	100.6%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			386
Receivables for Investment Securities Sold			44,628
Receivables for Accrued Income			15,426
Receivables for Capital Shares Issued			3,284
Other Assets			17,827
Total Other Assets			81,551	2.0%
Liabilities
Payables for Investment Securities Purchased			(47,362)
Collateral for Securities on Loan			(44,824)
Payables to Investment Advisor			(3,611)
Payables for Capital Shares Redeemed			(1,805)
Payables to Vanguard			(8,089)
Other Liabilities			(2,376)
Total Liabilities			(108,067)	(2.6%)
Net Assets			4,143,501	100.0%

Net Assets
Applicable to 181,342,998 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				4,143,501
Net Asset Value Per Share				$22.85

Global Equity Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	4,256,530
Undistributed Net Investment Income	42,018
Accumulated Net Realized Losses	(367,595)
Unrealized Appreciation (Depreciation)
Investment Securities	214,804
Futures Contracts	(1,502)
Forward Currency Contracts	(370)
Foreign Currencies	(384)
Net Assets	4,143,501

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $42,484,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was $2,712,000, representing 0.1% of net assets.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 2.3%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $44,824,000 of collateral received for securities on loan.
6 Securities with a value of $5,599,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1,2]	90,400
Interest[2]	200
Securities Lending	2,613
Total Income	93,213
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,929
Performance Adjustment	3,612
The Vanguard Group—Note C
Management and Administrative	9,963
Marketing and Distribution	723
Custodian Fees	498
Auditing Fees	45
Shareholders’ Reports	61
Trustees’ Fees and Expenses	9
Total Expenses	25,840
Net Investment Income	67,373
Realized Net Gain (Loss)
Investment Securities Sold[2]	244,020
Futures Contracts	159
Foreign Currencies and Forward Currency Contracts	(6,951)
Realized Net Gain (Loss)	237,228
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(475,107)
Futures Contracts	(1,106)
Foreign Currencies and Forward Currency Contracts	842
Change in Unrealized Appreciation (Depreciation)	(475,371)
Net Increase (Decrease) in Net Assets Resulting from Operations	(170,770)

1 Dividends are net of foreign withholding taxes of $3,467,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $183,000, $194,000, and ($278,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	67,373	67,559
Realized Net Gain (Loss)	237,228	482,349
Change in Unrealized Appreciation (Depreciation)	(475,371)	(26,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(170,770)	523,754
Distributions
Net Investment Income	(69,095)	(72,177)
Realized Capital Gain	—	—
Total Distributions	(69,095)	(72,177)
Capital Share Transactions
Issued	435,287	464,225
Issued in Lieu of Cash Distributions	65,332	68,763
Redeemed	(648,717)	(951,643)
Net Increase (Decrease) from Capital Share Transactions	(148,098)	(418,655)
Total Increase (Decrease)	(387,963)	32,922
Net Assets
Beginning of Period	4,531,464	4,498,542
End of Period[1]	4,143,501	4,531,464

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,018,000 and $43,277,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.19	$21.94	$18.21	$15.24	$16.74
Investment Operations
Net Investment Income	. 373.353		.342	.320	.345[1]
Net Realized and Unrealized Gain (Loss)
on Investments	(1.338)	2.255	3.730	3.012	(1.525)
Total from Investment Operations	(.965)	2.608	4.072	3.332	(1.180)
Distributions
Dividends from Net Investment Income	(.375)	(. 358)	(.342)	(. 362)	(. 320)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.375)	(. 358)	(.342)	(. 362)	(. 320)
Net Asset Value, End of Period	$22.85	$24.19	$21.94	$18.21	$15.24

Total Return[2]	-4.09%	11.95%	22.72%	22.20%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,144	$4,531	$4,499	$3,853	$3,330
Ratio of Total Expenses to Average Net Assets[3]	0.57%	0.61%	0.61%	0.57%	0.54%
Ratio of Net Investment Income to
Average Net Assets	1.49%	1.45%	1.69%	1.82%	1.92%
Portfolio Turnover Rate	36%	45%	70%	67%	44%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.08%, 0.08%, 0.07%, 0.02%, and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Global Equity Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counter-parties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements

Global Equity Fund

with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Marathon Asset Management LLP, and Acadian Asset Management LLC are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended September 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $3,612,000 (0.08%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Global Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $386,000, representing 0.01% of the fund’s net assets and 0.15% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	370,810	1,631,335	—
Common Stocks—United States	1,987,451	—	—
Temporary Cash Investments	170,222	10,199	—
Futures Contracts—Assets[1]	1,626	—	—
Forward Currency Contracts—Liabilities	—	(370)	—
Total	2,530,109	1,641,164	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,626	—	1,626
Liabilities	—	(370)	(370)

Global Equity Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	159	—	159
Forward Currency Contracts	—	(3,943)	(3,943)
Realized Net Gain (Loss) on Derivatives	159	(3,943)	(3,784)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,106)	—	(1,106)
Forward Currency Contracts	—	322	322
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,106)	322	(784)

At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	70	33,402	(620)
E-mini S&P MidCap 400 Index	December 2015	118	16,082	(428)
Dow Jones EURO STOXX 50 Index	December 2015	363	12,525	(348)
FTSE 100 Index	December 2015	108	9,846	(5)
Topix Index	December 2015	78	9,193	(101)
S&P ASX 200 Index	December 2015	49	4,307	—
				(1,502)

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P MidCap 400 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At September 30, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	12/23/15	EUR	11,545	USD	13,049	(129)
BNP Paribas	12/23/15	GBP	6,506	USD	10,004	(165)
Bank of America, N.A.	12/15/15	JPY	1,113,457	USD	9,311	(16)
BNP Paribas	12/22/15	AUD	6,137	USD	4,348	(60)
						(370)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $3,008,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2015, the fund realized gains on the sale of passive foreign investment companies of $3,547,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2015, had unrealized appreciation of $7,270,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $76,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

Global Equity Fund

For tax purposes, at September 30, 2015, the fund had $58,070,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $262,668,000 to offset taxable capital gains realized during the year ended September 30, 2015. At September 30, 2015, the fund had available capital losses totaling $369,785,000 to offset future net capital gains. Of this amount, $343,681,000 is subject to expiration on September 30, 2018. Capital losses of $26,104,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2015, the cost of investment securities for tax purposes was $3,963,021,000. Net unrealized appreciation of investment securities for tax purposes was $206,996,000, consisting of unrealized gains of $608,618,000 on securities that had risen in value since their purchase and $401,622,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2015, the fund purchased $1,562,987,000 of investment securities and sold $1,742,957,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	17,696	19,482
Issued in Lieu of Cash Distributions	2,678	2,958
Redeemed	(26,391)	(40,101)
Net Increase (Decrease) in Shares Outstanding	(6,017)	(17,661)

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund: In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

Special 2015 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $63,374,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 52.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $48,703,000 and foreign taxes paid of $3,474,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2016 to determine the calendar-year amounts to be included on their 2015 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-4.09%	8.34%	4.80%
Returns After Taxes on Distributions	-4.42	8.00	4.18
Returns After Taxes on Distributions and Sale of Fund Shares	-1.98	6.64	3.82

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$913.63	$2.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.36	2.74

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.54%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
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request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112015

Annual Report | September 30, 2015

Vanguard Strategic Small-Cap Equity Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Strategic Small-Cap Equity Fund				2.10%
MSCI US Small Cap 1750 Index				-0.51
Small-Cap Core Funds Average				-0.89
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$30.91	$28.95	$0.246	$2.431

1

Chairman’s Letter

Dear Shareholder,

The fiscal year ended September 30, 2015, was a volatile one for U.S. financial markets. Initially, stock prices headed higher amid largely positive developments regarding the domestic economy. As the period progressed, however, the ride got bumpier. A number of concerns weighed on investor sentiment at different times, including the pace of growth at home and abroad, the fall in the price of oil and other commodities, the prospect of a Federal Reserve rate hike, the impact of a strong U.S. dollar on corporate profits, and stock market valuations that seemed inflated to some investors.

U.S. stocks as a whole posted slightly negative results for the period, and small-capitalization stocks produced a similar return. Vanguard Strategic Small-Cap Equity Fund returned 2.10%, putting it ahead of its benchmark, the MSCI US Small Cap 1750 Index, which returned –0.51%. The fund also outpaced the –0.89% average return of its peers.

Returns varied widely by sector. For the fund, four sectors posted double-digit gains and two produced double-digit declines. Strong stock selection within information technology and consumer discretionary contributed the most to the fund’s outperformance relative to its benchmark. This helped offset subpar selection in other sectors, including materials and financials.

2

If you own shares of your fund in a taxable account, you may wish to review the fund’s after-tax returns that appear later in this report.

China’s economic woes weighed on U.S. stocks
The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11%, held back in part by the dollar’s strength against many foreign currencies. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety
The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from many of the world’s central

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

The fund’s quantitative screening produced benchmarkbeating results
The fund’s advisor, Vanguard Quantitative Equity Group, seeks to construct a portfolio whose characteristics—stock market capitalization, sector allocation, and risk profile—closely match those of its benchmark. The portfolio, however, contains only a subset of small-cap stocks in the fund’s benchmark. The advisor selects these stocks using computer-driven quantitative models that take into consideration criteria such as valuations, earnings growth potential, and market sentiment.

This screening process met with success in six of the ten market sectors. Within the industrial sector, relative performance was especially strong among airline stocks, although the fund’s holdings in both the

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.38%	1.29%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Small-Cap Core Funds.

4

construction and engineering and the building products segments were also bright spots.

Information technology was another top-performing sector. The advisor’s company-by-company analysis resulted in a narrow selection of software stocks that boosted the fund’s return compared with that of its benchmark. An outsized allocation to the IT services segment, which posted a double-digit return, also helped results.

The energy sector continued to suffer from the sharp drop in the price of oil. It returned about –55% for the benchmark. Although the fund’s holdings in the energy equipment and services segment disappointed, its return for the sector as a whole was solidly ahead of the benchmark, thanks to a lack of coal stocks and more limited exposure to oil and gas exploration and production companies.

In some sectors, the fund underper-formed its benchmark. Health care was the biggest detractor. Although the relative returns of the fund’s holdings in the health care providers and services segment were strong, these gains were more than offset by missed opportunities among biotechnology stocks.

For more information about the advisor’s management of the fund, please see the Advisor’s Report that follows this letter.

Total Returns
Inception Through September 30, 2015
Average
Annual Return
Strategic Small-Cap Equity Fund (Returns since inception: 4/24/2006)	6.10%
MSCI US Small Cap 1750 Index	6.59
Small-Cap Core Funds Average	4.54
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Average fund return
Average investor return

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

The fund added another year of positive results to its record
Since its inception in April 2006, Vanguard Strategic Small-Cap Equity Fund has produced an average annual return of 6.10%, a bit behind its index (+6.59%) but ahead of its peers. The advisor struggled to keep up with the fund’s benchmark going into and coming out of the 2008–2009 financial crisis. Much of the fund’s shortfall dates from this period, a time when investors were more focused on macroeconomic concerns than company fundamentals. Since then, however, the advisor has had more success; this year marks the fund’s fifth fiscal year of outperformance in the last six years.

A dose of discipline is crucial when markets become volatile
While the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August, and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be key as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2015

7

Advisor’s Report

For the fiscal year ended September 30, 2015, the Strategic Small-Cap Equity Fund returned 2.10%, outpacing its benchmark index by 2.61 percentage points. Overall, stocks struggled during the period—the broad U.S. equity market (as measured by the MSCI US Investable Market Index) returned –0.39%, its first decline after six years of positive returns. Large-capitalization stocks lagged smaller-caps, and growth-oriented equities outpaced value. Equities outside the United States returned roughly –9%. Emerging markets played a large role in that result, as they returned about –19%.

Within the small-cap benchmark, seven sectors generated positive returns and three generated negative returns. Health care, utilities, and consumer staples did best. Energy, materials, and industrials performed poorly; the drop in energy prices and the drag in emerging-market economies had a knock-on effect on all three of these sectors.

In the United States, the Federal Reserve held off on raising interest rates to facilitate further progress toward its employment and inflation targets. Second-quarter real GDP increased at an annual rate of 3.9%, compared with an increase of 0.6% in the first quarter. This growth reflected positive contributions from exports, an acceleration in personal consumption expenditures, and an increase in state and local government spending. The unemployment rate continued to fall. The U.S. nonfarm payrolls rose by 142,000 in September, and the unemployment rate declined to 5.1% from 5.9% a year ago.

The economic slowdown overseas, especially in emerging markets, added to recent market volatility. The possibility that the Fed might raise interest rates by the end of 2015 pushed the dollar up and spurred capital outflows from emerging markets, whose currency has lost value against the U.S. dollar. Many of these economies were also affected by weak commodity prices that contributed to lower export growth. China’s continuing slowdown still represents significant downside risk to overall emerging-market performance.

Although we seek to understand the impact of macroeconomic factors on fund performance, our investment process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks in our investment universe that are more likely to exhibit long-term outperformance. Our process focuses on valuation as well as other factors that we believe affect fundamental growth. Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as deviations from market-capitalization and sector weightings relative to our benchmark.

For the fiscal year, our stock selection models were effective in identifying outperforming companies. The growth, management decision, and sentiment components of our model boosted performance, but the quality and valuation components disappointed.

8

Our portfolio generated positive stock selection results in six of the ten sectors. Industrials, information technology, and financials yielded strong relative returns. Unfortunately, we were not able to avoid all poor performers. Our selection results in health care, consumer discretionary, and consumer staples were disappointing.

At the individual stock level, overweight positions relative to the benchmark in Skechers, JetBlue Airways, and Manhattan Associates were the top positive contributors. We also held some overweight positions in stocks that disappointed, including Strayer Education, Sanderson Farms, and PAREXEL International.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described above will benefit investors over the long term, while recognizing that risk can reward or punish us in the near term. We believe that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark index.

We thank you for your investment and look forward to the coming year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

October 16, 2015

9

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	333	1,742	4,000
Median Market Cap	$2.0B	$2.5B	$46.5B
Price/Earnings Ratio	19.4x	27.2x	20.2x
Price/Book Ratio	2.4x	2.1x	2.5x
Return on Equity	12.5%	11.6%	17.2%
Earnings Growth Rate	13.9%	11.3%	10.1%
Dividend Yield	1.6%	1.7%	2.1%
Foreign Holdings	0.2%	0.0%	0.0%
Turnover Rate	62%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.38%	—	—
30-Day SEC Yield	1.27%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer
Discretionary	15.1%	15.0%	13.7%
Consumer Staples	3.7	2.9	8.7
Energy	3.2	3.5	6.3
Financials	25.7	26.3	18.3
Health Care	13.5	13.5	14.4
Industrials	14.0	13.3	10.6
Information
Technology	15.8	16.6	19.6
Materials	4.2	4.5	3.1
Telecommunication
Services	0.9	0.6	2.1
Utilities	3.9	3.8	3.2

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.96	0.81
Beta	0.97	1.12

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
JetBlue Airways Corp.	Airlines	0.8%
Manhattan Associates
Inc.	Application Software	0.7
Skechers U.S.A. Inc.	Footwear	0.7
Vectren Corp.	Multi-Utilities	0.7
Cirrus Logic Inc.	Semiconductors	0.7
First American Financial	Property & Casualty
Corp.	Insurance	0.7
WGL Holdings Inc.	Gas Utilities	0.7
AO Smith Corp.	Building Products	0.7
ABIOMED Inc.	Health Care
	Equipment	0.7
Western Refining Inc.	Oil & Gas Refining &
	Marketing	0.6
Top Ten		7.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.34%.

10

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 24, 2006, Through September 30, 2015
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2015
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/24/2006)	Investment
Strategic Small-Cap Equity Fund*	2.10%	14.98%	6.10%	$17,480
MSCI US Small Cap 1750 Index	-0.51	12.77	6.59	18,258
Small-Cap Core Funds Average	-0.89	10.88	4.54	15,204
Dow Jones U.S. Total Stock Market
Float Adjusted Index	-0.55	13.26	6.54	18,177

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): April 24, 2006, Through September 30, 2015

Strategic Small-Cap Equity Fund
MSCI US Small Cap 1750 Index

12

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (15.0%)
*	Skechers U.S.A. Inc.
	Class A	50,300	6,744
	American Eagle Outfitters
	Inc.	377,300	5,897
	Cooper Tire & Rubber Co.	144,600	5,713
	Carter’s Inc.	62,500	5,665
*	Madison Square Garden Co.
	Class A	76,900	5,548
	Cracker Barrel Old Country
	Store Inc.	35,600	5,243
*	American Axle &
	Manufacturing Holdings
	Inc.	254,000	5,065
	Children’s Place Inc.	87,600	5,052
	Nutrisystem Inc.	188,200	4,991
*	Pinnacle Entertainment Inc.	147,100	4,978
	Big Lots Inc.	103,300	4,950
*	Strayer Education Inc.	86,200	4,738
	Jack in the Box Inc.	61,400	4,730
	Brinker International Inc.	89,400	4,709
*	Denny’s Corp.	423,900	4,676
^	World Wrestling
	Entertainment Inc.
	Class A	260,300	4,399
*	Express Inc.	239,500	4,280
	Cato Corp. Class A	123,600	4,206
	Marriott Vacations
	Worldwide Corp.	59,600	4,061
^	Outerwall Inc.	71,000	4,042
*	Boyd Gaming Corp.	209,300	3,412
	AMC Entertainment
	Holdings Inc.	130,900	3,297
*	Burlington Stores Inc.	62,500	3,190
*	Universal Electronics Inc.	74,900	3,148
	Kirkland’s Inc.	139,700	3,009
	Dillard’s Inc. Class A	28,550	2,495

			Market
			Value
		Shares	($000)
*	ServiceMaster Global
	Holdings Inc.	69,100	2,318
*	Gray Television Inc.	165,000	2,105
	Wolverine World Wide Inc.	94,500	2,045
*	Penn National Gaming Inc.	102,000	1,712
	Time Inc.	85,800	1,635
	Caleres Inc.	50,600	1,545
	Sonic Corp.	65,400	1,501
	Libbey Inc.	40,600	1,324
	Scholastic Corp.	31,600	1,231
*	Tower International Inc.	46,600	1,107
	Aaron’s Inc.	30,000	1,083
	Cinemark Holdings Inc.	31,900	1,036
*	Unifi Inc.	28,700	856
*	BJ’s Restaurants Inc.	17,600	757
*	Deckers Outdoor Corp.	11,300	656
*	Grand Canyon Education
	Inc.	12,600	479
	Oxford Industries Inc.	6,400	473
*	Vince Holding Corp.	123,600	424
	New York Times Co.
	Class A	28,600	338
	Citi Trends Inc.	11,000	257
	Domino’s Pizza Inc.	2,200	237
*	Diamond Resorts
	International Inc.	7,800	183
	Shoe Carnival Inc.	7,100	169
			141,709
Consumer Staples (3.7%)
^	Cal-Maine Foods Inc.	100,100	5,467
	Dean Foods Co.	323,800	5,349
	Ingles Markets Inc.
	Class A	103,800	4,965
*	USANA Health Sciences
	Inc.	32,300	4,329
*	SUPERVALU Inc.	545,700	3,918
	Pinnacle Foods Inc.	69,900	2,927
^	Pilgrim’s Pride Corp.	108,250	2,249
^	Sanderson Farms Inc.	23,700	1,625

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Fresh Del Monte Produce
	Inc.	39,605	1,565
	Casey’s General Stores Inc.	6,900	710
	Lancaster Colony Corp.	4,900	478
*	Central Garden & Pet Co.
	Class A	29,300	472
*	Post Holdings Inc.	5,000	296
*	Central Garden & Pet Co.	17,400	269
	Vector Group Ltd.	11,550	261
			34,880
Energy (3.2%)
	Western Refining Inc.	139,100	6,137
	PBF Energy Inc. Class A	206,500	5,830
	Alon USA Energy Inc.	278,100	5,025
	SemGroup Corp. Class A	106,900	4,622
	Delek US Holdings Inc.	118,400	3,280
	World Fuel Services Corp.	60,300	2,159
*	Oil States International Inc.	79,500	2,077
	Atwood Oceanics Inc.	68,400	1,013
			30,143
Financials (25.5%)
	First American Financial
	Corp.	162,900	6,364
	Assured Guaranty Ltd.	244,100	6,102
*	MGIC Investment Corp.	631,000	5,843
*	Walker & Dunlop Inc.	214,900	5,605
	PrivateBancorp Inc.	145,700	5,585
	Validus Holdings Ltd.	123,600	5,571
	Cathay General Bancorp	180,600	5,411
	Popular Inc.	176,700	5,342
*	Heritage Insurance
	Holdings Inc.	265,000	5,228
	AmTrust Financial Services
	Inc.	82,300	5,183
	Radian Group Inc.	319,400	5,082
	HCI Group Inc.	121,700	4,718
	Central Pacific Financial
	Corp.	224,500	4,708
	PacWest Bancorp	102,500	4,388
*	Cowen Group Inc. Class A	958,506	4,371
	International Bancshares
	Corp.	172,300	4,313
	Associated Banc-Corp	236,700	4,253
*,^	Credit Acceptance Corp.	21,322	4,198
	CubeSmart	154,100	4,193
*	LendingTree Inc.	42,100	3,917
	Hospitality Properties Trust	150,100	3,839
	Aspen Insurance Holdings
	Ltd.	82,000	3,810
	Washington Federal Inc.	148,000	3,367
*	Essent Group Ltd.	135,400	3,365
	Sovran Self Storage Inc.	34,800	3,282
	BioMed Realty Trust Inc.	164,200	3,281
*	Capital Bank Financial Corp.	105,400	3,186

			Market
			Value
		Shares	($000)
	CyrusOne Inc.	96,400	3,148
	Ryman Hospitality
	Properties Inc.	63,200	3,111
*	INTL. FCStone Inc.	125,700	3,103
	CoreSite Realty Corp.	58,000	2,983
	Janus Capital Group Inc.	218,300	2,969
	Monogram Residential
	Trust Inc.	318,200	2,962
	Chambers Street Properties	446,800	2,900
	Weingarten Realty Investors	84,900	2,811
	EPR Properties	53,000	2,733
	Summit Hotel Properties
	Inc.	229,400	2,677
	LaSalle Hotel Properties	93,900	2,666
	DuPont Fabros Technology
	Inc.	101,800	2,635
	Universal Insurance
	Holdings Inc.	87,200	2,576
	Hersha Hospitality Trust
	Class A	113,550	2,573
	Great Western Bancorp Inc.	101,400	2,572
	Piedmont Office Realty
	Trust Inc. Class A	141,500	2,531
	Post Properties Inc.	43,100	2,512
	Sunstone Hotel Investors
	Inc.	181,200	2,397
	DiamondRock Hospitality
	Co.	214,300	2,368
	American Assets Trust Inc.	56,200	2,296
*	Marcus & Millichap Inc.	48,800	2,244
	CBL & Associates
	Properties Inc.	158,700	2,182
	CareTrust REIT Inc.	187,100	2,124
*	First NBC Bank Holding Co.	60,000	2,102
	GEO Group Inc.	70,500	2,097
	Medical Properties Trust
	Inc.	186,600	2,064
	Nelnet Inc. Class A	58,848	2,037
	Corrections Corp. of America	68,212	2,015
	Omega Healthcare Investors
	Inc.	54,500	1,916
	Pennsylvania REIT	95,300	1,890
	Healthcare Trust of America
	Inc. Class A	76,650	1,879
	Ramco-Gershenson
	Properties Trust	124,300	1,866
	Chatham Lodging Trust	81,600	1,753
	RLJ Lodging Trust	69,200	1,749
	Inland Real Estate Corp.	209,600	1,698
	HFF Inc. Class A	48,200	1,627
	FelCor Lodging Trust Inc.	224,400	1,586
	Universal Health Realty
	Income Trust	33,000	1,549
	First Industrial Realty Trust
	Inc.	73,600	1,542

14

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Pebblebrook Hotel Trust	42,100	1,492
	Home Properties Inc.	19,800	1,480
	MarketAxess Holdings Inc.	15,100	1,402
	CenterState Banks Inc.	94,200	1,385
	Lexington Realty Trust	169,000	1,369
*	Strategic Hotels & Resorts
	Inc.	97,800	1,349
	Ashford Hospitality Trust
	Inc.	208,900	1,274
	Chesapeake Lodging Trust	46,600	1,214
	Cardinal Financial Corp.	51,700	1,190
	Government Properties
	Income Trust	72,200	1,155
*,^	World Acceptance Corp.	33,900	910
	City Holding Co.	18,300	902
	Rouse Properties Inc.	55,000	857
	One Liberty Properties Inc.	39,600	845
	Highwoods Properties Inc.	21,300	825
	Synovus Financial Corp.	27,700	820
	Flushing Financial Corp.	36,300	727
	Franklin Street Properties
	Corp.	62,400	671
	Heartland Financial USA
	Inc.	17,100	621
	Silver Bay Realty Trust
	Corp.	38,200	612
	National Penn Bancshares
	Inc.	50,300	591
	Fulton Financial Corp.	46,300	560
*	Enova International Inc.	53,300	545
	Oritani Financial Corp.	32,100	501
	Winthrop Realty Trust	34,200	491
*	First BanCorp	133,800	476
	NorthStar Realty Finance
	Corp.	34,500	426
	RE/MAX Holdings Inc.	10,700	385
	EastGroup Properties Inc.	6,400	347
	Getty Realty Corp.	17,700	280
	Brookline Bancorp Inc.	27,200	276
	1st Source Corp.	7,920	244
	Altisource Residential Corp.	14,600	203
	BancFirst Corp.	3,100	196
	Ashford Hospitality Prime
	Inc.	194	3
			241,572
Health Care (13.4%)
*	ABIOMED Inc.	66,300	6,150
*	ICU Medical Inc.	48,000	5,256
*	VCA Inc.	99,600	5,244
*	PAREXEL International
	Corp.	83,300	5,158
*	Merit Medical Systems Inc.	214,200	5,122
*	Molina Healthcare Inc.	73,500	5,060

			Market
			Value
		Shares	($000)
*	Charles River Laboratories
	International Inc.	79,400	5,043
*	Natus Medical Inc.	126,238	4,980
*	INC Research Holdings Inc.
	Class A	120,900	4,836
*	Amedisys Inc.	125,400	4,761
	Ensign Group Inc.	110,100	4,694
*	AMN Healthcare Services
	Inc.	143,900	4,318
*	Affymetrix Inc.	486,100	4,151
*	Sucampo Pharmaceuticals
	Inc. Class A	208,300	4,139
*	Array BioPharma Inc.	842,900	3,844
	Chemed Corp.	28,400	3,791
	Quality Systems Inc.	301,000	3,756
*,^	NewLink Genetics Corp.	104,500	3,745
*	Cambrex Corp.	93,400	3,706
*	Community Health Systems
	Inc.	84,300	3,606
*	Centene Corp.	65,800	3,568
*	Infinity Pharmaceuticals Inc. 415,400		3,510
*,^	Merrimack Pharmaceuticals
	Inc.	411,200	3,499
*	LHC Group Inc.	66,300	2,968
*	Lannett Co. Inc.	68,800	2,857
	Phibro Animal Health Corp.
	Class A	90,300	2,856
*	Veeva Systems Inc.
	Class A	99,800	2,336
*,^	Sequenom Inc.	1,062,000	1,859
*	Eagle Pharmaceuticals Inc.	24,500	1,814
*	Bruker Corp.	104,400	1,715
*	Health Net Inc.	27,300	1,644
*	Prestige Brands Holdings
	Inc.	32,900	1,486
*	PRA Health Sciences Inc.	33,600	1,305
	Abaxis Inc.	24,700	1,087
*	Nektar Therapeutics	85,300	935
*	Triple-S Management Corp.
	Class B	49,600	883
*	SurModics Inc.	40,231	879
*	Greatbatch Inc.	11,100	626
			127,187
Industrials (13.9%)
*	JetBlue Airways Corp.	300,600	7,746
	AO Smith Corp.	95,100	6,200
*	Dycom Industries Inc.	81,100	5,868
*	Hawaiian Holdings Inc.	217,900	5,378
*	American Woodmark Corp.	81,500	5,287
	CEB Inc.	76,200	5,208
	Comfort Systems USA Inc.	180,900	4,931
	Interface Inc. Class A	219,700	4,930
*	Spirit AeroSystems
	Holdings Inc. Class A	101,300	4,897

15

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Aircastle Ltd.	233,000	4,802
*	Wabash National Corp.	446,000	4,723
	Alaska Air Group Inc.	56,200	4,465
	Huntington Ingalls
	Industries Inc.	40,600	4,350
	GATX Corp.	93,300	4,119
	Insperity Inc.	89,800	3,945
	Pitney Bowes Inc.	191,900	3,809
*	Aerojet Rocketdyne
	Holdings Inc.	223,900	3,623
	Douglas Dynamics Inc.	174,300	3,462
	Korn/Ferry International	102,900	3,403
	Deluxe Corp.	58,700	3,272
	ESCO Technologies Inc.	82,400	2,958
*	Meritor Inc.	274,600	2,919
	Matson Inc.	75,800	2,918
	John Bean Technologies
	Corp.	73,000	2,792
	General Cable Corp.	228,700	2,722
*,^	Virgin America Inc.	73,200	2,506
*	ACCO Brands Corp.	304,000	2,149
	G&K Services Inc. Class A	31,900	2,125
*	MYR Group Inc.	80,000	2,096
	SkyWest Inc.	118,700	1,980
	Griffon Corp.	109,600	1,728
	Federal Signal Corp.	121,600	1,667
	Heidrick & Struggles
	International Inc.	81,400	1,583
	Quanex Building Products
	Corp.	81,500	1,481
	Global Brass & Copper
	Holdings Inc.	65,300	1,339
	Ennis Inc.	68,600	1,191
	HNI Corp.	15,900	682
*	Lydall Inc.	23,400	667
	Multi-Color Corp.	7,900	604
	HEICO Corp. Class A	13,200	599
	National Presto Industries
	Inc.	3,000	253
	Kadant Inc.	4,400	172
			131,549
Information Technology (15.7%)
*	Manhattan Associates Inc.	108,300	6,747
*	Cirrus Logic Inc.	204,600	6,447
*	Blackhawk Network
	Holdings Inc.	140,957	5,975
*	Tech Data Corp.	84,300	5,775
	MAXIMUS Inc.	95,832	5,708
*	Ciena Corp.	264,200	5,474
*	Aspen Technology Inc.	137,900	5,228
*	Sykes Enterprises Inc.	204,500	5,215
	Booz Allen Hamilton
	Holding Corp. Class A	197,000	5,163
*	Infinera Corp.	262,700	5,138

			Market
			Value
		Shares	($000)
*,^	Cimpress NV	67,000	5,099
*	MicroStrategy Inc. Class A	25,300	4,971
	Broadridge Financial
	Solutions Inc.	89,800	4,970
	DST Systems Inc.	47,058	4,948
	EarthLink Holdings Corp.	618,300	4,810
	SYNNEX Corp.	54,400	4,627
*	ARRIS Group Inc.	172,035	4,468
*	Super Micro Computer Inc.	134,600	3,669
	Blackbaud Inc.	64,400	3,614
*	Sanmina Corp.	164,900	3,524
	Science Applications
	International Corp.	85,400	3,434
*,^	Ambarella Inc.	58,595	3,386
	Tessera Technologies Inc.	99,700	3,231
*	ePlus Inc.	40,000	3,163
*	Synaptics Inc.	36,500	3,010
*,^	Angie’s List Inc.	544,600	2,745
*	Mellanox Technologies Ltd.	69,200	2,615
	TeleTech Holdings Inc.	94,000	2,518
	Lexmark International Inc.
	Class A	84,900	2,460
*	Gigamon Inc.	112,200	2,245
	CSG Systems International
	Inc.	62,100	1,913
*	Avid Technology Inc.	236,400	1,882
	Leidos Holdings Inc.	45,300	1,871
*	Constant Contact Inc.	59,500	1,442
*	Plexus Corp.	33,100	1,277
*	ShoreTel Inc.	142,300	1,063
*	Sigma Designs Inc.	144,500	996
*	WebMD Health Corp.	23,600	940
	Pegasystems Inc.	34,400	847
*	Benchmark Electronics Inc.	38,100	829
*	PMC-Sierra Inc.	110,900	751
	InterDigital Inc.	14,700	744
*	Quantum Corp.	871,200	608
*	Advanced Micro Devices
	Inc.	320,900	552
*	Magnachip Semiconductor
	Corp.	74,900	494
*	FormFactor Inc.	69,200	469
*	OmniVision Technologies
	Inc.	16,700	439
*	Jive Software Inc.	66,000	308
*	Carbonite Inc.	20,200	225
	Marchex Inc. Class B	54,900	221
			148,248
Materials (4.2%)
*	Chemtura Corp.	199,400	5,707
*,^	Trinseo SA	203,700	5,143
	Graphic Packaging Holding
	Co.	288,800	3,694
	Bemis Co. Inc.	90,000	3,561

16

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Mercer International Inc.	350,400	3,514
*	Ferro Corp.	295,300	3,234
	Neenah Paper Inc.	49,644	2,893
	Domtar Corp.	72,200	2,581
	Innospec Inc.	50,500	2,349
	Schweitzer-Mauduit
	International Inc.	65,000	2,235
	Sensient Technologies Corp.	32,100	1,968
	Scotts Miracle-Gro Co.
	Class A	13,400	815
	Sonoco Products Co.	17,000	642
	Materion Corp.	19,700	591
	A Schulman Inc.	12,000	390
			39,317
Telecommunication Services (0.9%)
	Inteliquent Inc.	179,500	4,008
	Telephone & Data Systems
	Inc.	98,100	2,449
*	Cincinnati Bell Inc.	562,800	1,756
*	FairPoint Communications
	Inc.	12,200	188
			8,401
Utilities (3.9%)
	Vectren Corp.	154,500	6,491
	WGL Holdings Inc.	109,500	6,315
	American States Water Co.	135,800	5,622
	New Jersey Resources
	Corp.	175,700	5,276
	IDACORP Inc.	70,800	4,581
	Chesapeake Utilities Corp.	52,900	2,808
	ONE Gas Inc.	43,100	1,954
	Great Plains Energy Inc.	52,800	1,427
	Unitil Corp.	28,900	1,066
	Ormat Technologies Inc.	22,700	772
	Otter Tail Corp.	9,200	240
			36,552
Total Common Stocks
(Cost $912,146)			939,558

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.2%)[1]
	Money Market Fund (3.2%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.189%	29,756,000	29,756

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.100%, 10/23/15	200	200
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.150%, 11/13/15	200	200
			400
Total Temporary Cash Investments
	(Cost $30,156)		30,156
	Total Investments (102.6%)
	(Cost $942,302)		969,714

			Amount
			($000)
Other Assets and Liabilities (-2.6%)
	Other Assets
	Investment in Vanguard		86
Receivables for Accrued Income			1,334
Receivables for Capital Shares Issued			1,246
	Other Assets		200
	Total Other Assets		2,866
	Liabilities
Payables for Investment Securities
	Purchased		(6,640)
Collateral for Securities on Loan			(19,692)
Payables for Capital Shares Redeemed			(502)
	Payables to Vanguard		(560)
	Total Liabilities		(27,394)
	Net Assets (100%)
Applicable to 32,654,328 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			945,186
	Net Asset Value Per Share		$28.95

17

Strategic Small-Cap Equity Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	899,645
Undistributed Net Investment Income	7,198
Accumulated Net Realized Gains	11,058
Unrealized Appreciation (Depreciation)
Investment Securities	27,412
Futures Contracts	(127)
Net Assets	945,186

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,427,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 2.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $19,692,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends	12,852
Interest[1]	14
Securities Lending	425
Total Income	13,291
Expenses
The Vanguard Group—Note B
Investment Advisory Services	478
Management and Administrative	1,981
Marketing and Distribution	162
Custodian Fees	19
Auditing Fees	33
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	2,689
Net Investment Income	10,602
Realized Net Gain (Loss)
Investment Securities Sold	14,956
Futures Contracts	35
Realized Net Gain (Loss)	14,991
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(43,013)
Futures Contracts	(36)
Change in Unrealized Appreciation (Depreciation)	(43,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,456)
1 Interest income from an affiliated company of the fund was $13,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	10,602	4,634
Realized Net Gain (Loss)	14,991	54,256
Change in Unrealized Appreciation (Depreciation)	(43,049)	(10,336)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,456)	48,554
Distributions
Net Investment Income	(4,646)	(3,377)
Realized Capital Gain[1]	(45,915)	(4,018)
Total Distributions	(50,561)	(7,395)
Capital Share Transactions
Issued	586,229	229,407
Issued in Lieu of Cash Distributions	47,237	6,904
Redeemed	(165,424)	(109,249)
Net Increase (Decrease) from Capital Share Transactions	468,042	127,062
Total Increase (Decrease)	400,025	168,221
Net Assets
Beginning of Period	545,161	376,940
End of Period[2]	945,186	545,161

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $6,762,000 and $451,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,198,000 and $2,308,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$30.91	$27.94	$21.37	$16.44	$16.53
Investment Operations
Net Investment Income	. 368.277		.345	.238	.176
Net Realized and Unrealized Gain (Loss)
on Investments	. 349	3.201	6.585	4.888	(.126)
Total from Investment Operations	.717	3.478	6.930	5.126	.050
Distributions
Dividends from Net Investment Income	(.246)	(. 232)	(. 360)	(.196)	(.140)
Distributions from Realized Capital Gains	(2.431)	(.276)	—	—	—
Total Distributions	(2.677)	(.508)	(. 360)	(.196)	(.140)
Net Asset Value, End of Period	$28.95	$30.91	$27.94	$21.37	$16.44

Total Return[1]	2.10%	12.48%	32.94%	31.38%	0.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$945	$545	$377	$259	$223
Ratio of Total Expenses to Average Net Assets	0.34%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.34%	0.96%	1.40%	1.16%	0.89%
Portfolio Turnover Rate	62%	64%	64%	66%	64%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

22

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

23

Strategic Small-Cap Equity Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	939,558	—	—
Temporary Cash Investments	29,756	400	—
Futures Contracts—Assets[1]	77	—	—
Total	969,391	400	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2015	44	4,822	(127)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,066,000 from undistributed net investment income, and $3,948,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $7,684,000 of ordinary income and $10,942,000 of long-term capital gains available for distribution.

24

Strategic Small-Cap Equity Fund

At September 30, 2015, the cost of investment securities for tax purposes was $942,322,000. Net unrealized appreciation of investment securities for tax purposes was $27,392,000, consisting of unrealized gains of $106,243,000 on securities that had risen in value since their purchase and $78,851,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $916,596,000 of investment securities and sold $490,355,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	18,723	7,470
Issued in Lieu of Cash Distributions	1,590	228
Redeemed	(5,297)	(3,550)
Net Increase (Decrease) in Shares Outstanding	15,016	4,148

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $43,101,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $4,690,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 80.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2015
			Since
	One	Five	Inception
	Year	Years	(4/24/2006)
Returns Before Taxes	2.10%	14.98%	6.10%
Returns After Taxes on Distributions	-0.13	14.26	5.64
Returns After Taxes on Distributions and Sale of Fund Shares	2.69	12.04	4.85

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$902.71	$1.53
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior Management Team
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment	Mortimer J. Buckley	Chris D. McIsaac
firm); Director of Rand Merchant Bank; Overseer of	Kathleen C. Gubanich	James M. Norris
the Museum of Fine Arts Boston.	Paul A. Heller	Thomas M. Rampulla
	Martha G. King	Glenn W. Reed
Peter F. Volanakis	John T. Marcante	Karin A. Risi
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	Chairman Emeritus and Senior Advisor
(retired 2010) of Corning Incorporated (communications
equipment); Trustee of Colby-Sawyer College;	John J. Brennan
Member of the Advisory Board of the Norris Cotton	Chairman, 1996–2009
Cancer Center and of the Advisory Board of the	Chief Executive Officer and President, 1996–2008
Parthenon Group (strategy consulting).
Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $142,000
Fiscal Year Ended September 30, 2014: $138,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Common Stocks (96.3%)[1]
Australia (1.0%)
Brambles Ltd.	1,526,550	10,487
Caltex Australia Ltd.	388,620	8,579
* Qantas Airways Ltd.	1,859,160	4,881
Amcor Ltd.	244,254	2,272
Coca-Cola Amatil Ltd.	304,297	1,929
Alumina Ltd.	1,780,460	1,416
BlueScope Steel Ltd.	448,417	1,142
Fairfax Media Ltd.	1,737,450	1,086
Orica Ltd.	99,579	1,057
Transpacific Industries Group Ltd.	1,894,421	910
BHP Billiton Ltd.	54,774	865
Iluka Resources Ltd.	176,581	776
ALS Ltd.	218,448	710
Australia & New Zealand Banking Group Ltd.	35,016	669
* Newcrest Mining Ltd.	71,630	645
SAI Global Ltd.	165,132	529
DuluxGroup Ltd.	129,254	488
GUD Holdings Ltd.	65,328	397
Metcash Ltd.	524,973	390
Sigma Pharmaceuticals Ltd.	592,440	312
Santos Ltd.	68,002	192
Orora Ltd.	107,206	175
Premier Investments Ltd.	10,829	98
		40,005
Austria (0.1%)
Wienerberger AG	64,888	1,143
Oesterreichische Post AG	20,229	695
ANDRITZ AG	12,943	583
		2,421
Belgium (0.1%)
Anheuser-Busch InBev SA/NV	32,227	3,427

Brazil (0.4%)
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,834,600	5,127
Banco do Brasil SA	875,700	3,358
EDP - Energias do Brasil SA	485,000	1,404
Ambev SA	250,700	1,228
Alpargatas SA Preference Shares	673,982	1,143
TOTVS SA	149,200	1,134
MRV Engenharia e Participacoes SA	734,200	1,128
BTG Pactual Group	132,800	883
Ultrapar Participacoes SA	39,000	657
* B2W Cia Digital	148,781	558
Cia Energetica de Minas Gerais ADR	307,244	547
Vale SA Preference Shares	148,800	500
Tim Participacoes SA	214,235	406
LPS Brasil Consultoria de Imoveis SA	291,100	209
Banco Bradesco SA Preference Shares	30,760	166
Natura Cosmeticos SA	31,926	157
		18,605
Canada (3.5%)
Royal Bank of Canada	428,800	23,710
^ Toronto-Dominion Bank	582,600	22,964
Magna International Inc.	446,100	21,397
Canadian Imperial Bank of Commerce	242,000	17,387
Bank of Montreal	299,500	16,334
Fairfax Financial Holdings Ltd.	29,785	13,569
Ritchie Bros Auctioneers Inc.	343,596	8,892
Canadian Natural Resources Ltd.	298,305	5,810
Rogers Communications Inc. Class B	163,060	5,618
Brookfield Asset Management Inc. Class A	120,059	3,778

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Sun Life Financial Inc.	44,200	1,426
* CGI Group Inc. Class A	15,800	572
Constellation Software Inc.	1,300	545
George Weston Ltd.	6,600	534
CCL Industries Inc. Class B	2,900	407
		142,943
Chile (0.2%)
Enersis SA ADR	350,783	4,434
Cia Cervecerias Unidas SA	214,064	2,360
Quinenco SA	694,166	1,396
* Banco de Chile ADR	5,875	369
* Cia Sud Americana de Vapores SA	11,759,616	348
Sociedad Quimica y Minera de Chile SA ADR	5,329	78
		8,985
China (2.1%)
China Mobile Ltd.	1,780,500	21,312
* Alibaba Group Holding Ltd. ADR	281,118	16,578
* Baidu Inc. ADR	117,387	16,130
Mindray Medical International Ltd. ADR	425,690	9,310
Tsingtao Brewery Co. Ltd.	1,188,000	5,225
* Autohome Inc. ADR	153,602	4,997
China Telecom Corp. Ltd.	5,360,000	2,597
China Resources Enterprise Ltd.	1,232,994	2,294
* Li Ning Co. Ltd.	4,122,833	1,796
China Mengniu Dairy Co. Ltd.	441,000	1,555
Want Want China Holdings Ltd.	1,228,557	1,012
Ajisen China Holdings Ltd.	1,722,000	777
CNOOC Ltd.	716,913	738
China Merchants Holdings International Co. Ltd.	218,000	644
* Goodbaby International Holdings Ltd.	1,043,000	466
* Daphne International Holdings Ltd.	2,016,000	459
* Wumart Stores Inc.	1,093,000	443
TravelSky Technology Ltd.	348,000	440
CITIC Ltd.	225,000	411
Shenzhou International Group Holdings Ltd.	76,456	396
Yingde Gases Group Co. Ltd.	603,500	250
		87,830
Colombia (0.0%)
Bancolombia SA ADR	35,300	1,137

Cyprus (0.0%)
* Global Ports Investments plc GDR	269,523	1,123
* Globaltrans Investment plc GDR	50,250	202
		1,325
Czech Republic (0.0%)
Komercni banka as	2,914	632

Denmark (0.8%)
Carlsberg A/S Class B	164,728	12,658
Vestas Wind Systems A/S	108,822	5,657
Coloplast A/S Class B	73,945	5,243
Novo Nordisk A/S Class B	63,501	3,427
GN Store Nord A/S	103,481	1,859
Novo Nordisk A/S ADR	32,732	1,775
* William Demant Holding A/S	21,150	1,757
* Topdanmark A/S	23,442	666
Danske Bank A/S	18,927	572
ISS A/S	7,977	265
		33,879
Finland (0.4%)
Sampo Oyj Class A	116,603	5,643
Neste Oyj	185,198	4,262
Tikkurila Oyj	252,175	4,191
Nokian Renkaat Oyj	39,148	1,267

2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
UPM-Kymmene Oyj	72,571	1,089
Metso Oyj	39,726	827
Wartsila Oyj Abp	16,705	663
Tieto Oyj	18,385	465
		18,407
France (0.8%)
Air Liquide SA	48,777	5,783
Legrand SA	102,285	5,442
L'Oreal SA	31,036	5,394
BNP Paribas SA	47,937	2,822
Groupe Eurotunnel SE	145,891	1,988
Airbus Group SE	26,393	1,563
AXA SA	63,180	1,534
Eurofins Scientific SE	4,854	1,493
*,^ Air France-KLM	150,012	1,049
Sanofi	10,822	1,030
Thales SA	11,804	823
Edenred	39,050	639
TOTAL SA	13,980	629
ArcelorMittal	85,865	445
Vicat	6,967	435
Neopost SA	12,434	324
Imerys SA	4,772	307
Technip SA	5,067	240
Elis SA	12,658	198
Vallourec SA	18,126	161
		32,299
Germany (2.0%)
SAP SE	292,603	18,956
Deutsche Boerse AG	200,647	17,305
Merck KGaA	168,324	14,903
* QIAGEN NV	315,500	8,140
Fresenius Medical Care AG & Co. KGaA	55,444	4,333
BASF SE	37,502	2,868
* Deutsche Telekom AG	160,499	2,857
Bayerische Motoren Werke AG	27,489	2,398
Axel Springer SE	26,948	1,507
Volkswagen AG Preference Shares	13,297	1,461
CTS Eventim AG & Co. KGaA	27,720	1,028
Symrise AG	14,916	899
^ RHOEN-KLINIKUM AG	27,111	768
TUI AG	40,083	735
Brenntag AG	12,329	665
Rheinmetall AG	10,161	625
Hannover Rueck SE	5,774	591
GEA Group AG	12,710	485
E.ON SE	56,105	481
Fielmann AG	7,015	481
Gerresheimer AG	6,309	461
adidas AG	5,672	457
HOCHTIEF AG	3,318	277
		82,681
Greece (0.0%)
OPAP SA	43,682	396
* Alpha Bank AE	394,381	47
		443
Hong Kong (1.3%)
AIA Group Ltd.	4,109,200	21,371
Jardine Matheson Holdings Ltd.	242,800	11,497
Sands China Ltd.	1,676,400	5,092
CK Hutchison Holdings Ltd.	287,800	3,744
HSBC Holdings plc	382,800	2,874
Esprit Holdings Ltd.	3,284,714	2,446

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Cheung Kong Property Holdings Ltd.	299,800	2,196
First Pacific Co. Ltd.	1,879,250	1,148
Television Broadcasts Ltd.	259,300	865
Hongkong & Shanghai Hotels Ltd.	754,700	852
SmarTone Telecommunications Holdings Ltd.	231,694	438
Stella International Holdings Ltd.	151,173	372
Texwinca Holdings Ltd.	144,823	131
New World Development Co. Ltd.	82,000	80
		53,106
India (0.9%)
ICICI Bank Ltd.	2,919,326	12,065
HCL Technologies Ltd.	539,544	8,092
Housing Development Finance Corp. Ltd.	357,800	6,629
Tata Consultancy Services Ltd.	79,522	3,143
CESC Ltd.	205,534	1,624
Bharti Airtel Ltd.	251,975	1,300
Bank of Baroda	353,979	997
Axis Bank Ltd.	103,798	787
Maruti Suzuki India Ltd.	9,561	685
Britannia Industries Ltd.	6,049	285
		35,607
Indonesia (0.1%)
Telekomunikasi Indonesia Persero Tbk PT	14,485,300	2,616
Telekomunikasi Indonesia Persero Tbk PT ADR	17,078	609
* XL Axiata Tbk PT	1,352,000	242
		3,467
Ireland (1.9%)
Ryanair Holdings plc ADR	458,230	35,879
CRH plc	862,718	22,773
* Bank of Ireland	47,042,094	18,393
Paddy Power plc	20,872	2,415
Irish Continental Group plc	168,021	823
Ardmore Shipping Corp.	22,199	268
* Irish Bank Resolution Corp. Ltd.	122,273	—
		80,551
Israel (0.3%)
Teva Pharmaceutical Industries Ltd. ADR	235,116	13,275

Italy (0.6%)
* Fiat Chrysler Automobiles NV	769,451	10,001
Luxottica Group SPA ADR	53,744	3,723
^ Piaggio & C SPA	1,101,213	2,648
UniCredit SPA	370,406	2,309
CNH Industrial NV	234,412	1,528
EXOR SPA	35,006	1,526
Luxottica Group SPA	16,888	1,170
*,^ Saipem SPA	108,160	867
Intesa Sanpaolo SPA (Registered)	234,350	828
Davide Campari-Milano SPA	56,834	453
* Saras SPA	104,270	222
		25,275
Japan (9.6%)
MS&AD Insurance Group Holdings Inc.	1,232,800	33,076
Nippon Telegraph & Telephone Corp.	719,200	25,333
Mizuho Financial Group Inc.	12,554,700	23,485
Daito Trust Construction Co. Ltd.	155,200	15,769
SMC Corp.	52,700	11,539
Inpex Corp.	1,286,400	11,501
Daiwa House Industry Co. Ltd.	431,900	10,707
Olympus Corp.	328,400	10,246
Secom Co. Ltd.	170,200	10,236
* Tokyo Electric Power Co. Inc.	1,496,000	9,993
FUJIFILM Holdings Corp.	232,000	8,673

4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Japan Exchange Group Inc.	573,000	8,376
THK Co. Ltd.	524,300	8,351
Toyota Motor Corp.	129,100	7,559
CyberAgent Inc.	186,400	7,292
Sumitomo Mitsui Financial Group Inc.	191,900	7,277
Rohm Co. Ltd.	160,900	7,155
Seven & i Holdings Co. Ltd.	156,100	7,123
Sumitomo Chemical Co. Ltd.	1,302,000	6,584
NTT Data Corp.	130,200	6,564
Japan Airlines Co. Ltd.	185,400	6,560
Dai-ichi Life Insurance Co. Ltd.	397,000	6,320
Obayashi Corp.	649,000	5,537
East Japan Railway Co.	63,900	5,385
West Japan Railway Co.	81,800	5,127
Resona Holdings Inc.	966,600	4,925
Sompo Japan Nipponkoa Holdings Inc.	168,900	4,906
Hitachi Ltd.	966,000	4,875
Kirin Holdings Co. Ltd.	360,000	4,722
Shiseido Co. Ltd.	204,400	4,457
Kao Corp.	91,200	4,134
USS Co. Ltd.	236,700	3,937
Tokio Marine Holdings Inc.	102,600	3,833
Alfresa Holdings Corp.	221,500	3,783
Otsuka Holdings Co. Ltd.	115,000	3,672
Mitsubishi Estate Co. Ltd.	173,000	3,534
Fujitsu Ltd.	733,000	3,188
Mitsubishi UFJ Financial Group Inc.	513,500	3,103
Nintendo Co. Ltd.	18,300	3,085
Tohoku Electric Power Co. Inc.	222,700	3,018
Toyo Seikan Group Holdings Ltd.	185,800	2,957
Yamato Holdings Co. Ltd.	152,100	2,912
JFE Holdings Inc.	216,300	2,841
Marui Group Co. Ltd.	232,300	2,802
Daiichi Sankyo Co. Ltd.	160,600	2,787
ITOCHU Corp.	254,700	2,693
Mitsubishi Heavy Industries Ltd.	561,000	2,509
Japan Tobacco Inc.	80,700	2,503
Bandai Namco Holdings Inc.	107,150	2,487
Central Japan Railway Co.	14,800	2,386
Toyo Suisan Kaisha Ltd.	62,600	2,373
Isetan Mitsukoshi Holdings Ltd.	144,300	2,165
Sumitomo Electric Industries Ltd.	159,700	2,043
Mitsubishi Corp.	119,800	1,964
ANA Holdings Inc.	695,000	1,947
LIXIL Group Corp.	95,000	1,933
Sumitomo Dainippon Pharma Co. Ltd.	187,500	1,874
Shimizu Corp.	214,000	1,837
Dentsu Inc.	34,800	1,786
NTT DOCOMO Inc.	105,700	1,783
Tokyo Electron Ltd.	36,700	1,733
Nomura Holdings Inc.	281,900	1,636
Fuji Media Holdings Inc.	131,000	1,527
Mitsubishi Logistics Corp.	131,000	1,519
NH Foods Ltd.	74,000	1,510
Chiba Bank Ltd.	208,000	1,477
Azbil Corp.	48,600	1,230
Toyota Industries Corp.	25,200	1,199
Bank of Yokohama Ltd.	195,000	1,185
Astellas Pharma Inc.	86,300	1,117
Onward Holdings Co. Ltd.	174,000	1,029
Yamada Denki Co. Ltd.	254,200	1,025
Sekisui House Ltd.	57,900	907
Sumitomo Forestry Co. Ltd.	78,600	880
Nippon Suisan Kaisha Ltd.	289,600	865

5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Daiwa Securities Group Inc.	132,000	854
Taisei Corp.	93,000	606
NTT Urban Development Corp.	65,000	599
Asahi Glass Co. Ltd.	92,000	538
Adastria Co. Ltd.	7,200	431
Rohto Pharmaceutical Co. Ltd.	26,400	405
MediPal Holdings Corp.	24,800	394
Sega Sammy Holdings Inc.	39,700	387
Suzuken Co. Ltd.	11,100	370
KDDI Corp.	15,900	356
Sojitz Corp.	170,900	318
Kinden Corp.	24,400	310
Kyudenko Corp.	17,000	284
Kaken Pharmaceutical Co. Ltd.	3,000	278
Coca-Cola West Co. Ltd.	14,200	277
Nippo Corp.	16,000	273
Saizeriya Co. Ltd.	12,000	272
Izumi Co. Ltd.	6,600	267
Shionogi & Co. Ltd.	7,200	258
Fujikura Ltd.	55,000	227
		398,065
Luxembourg (0.0%)
O'Key Group SA GDR	278,566	446

Malaysia (0.2%)
Tenaga Nasional Bhd.	1,789,400	4,894
AirAsia Bhd.	1,770,100	516
Top Glove Corp. Bhd.	225,600	414
IHH Healthcare Bhd.	277,700	377
		6,201
Mexico (0.6%)
America Movil SAB de CV ADR	1,025,499	16,972
America Movil SAB de CV	5,852,249	4,854
Grupo Comercial Chedraui SA de CV	378,745	987
Grupo Aeroportuario del Pacifico SAB de CV ADR	3,482	302
		23,115
Netherlands (1.0%)
Unilever NV	640,695	25,682
Heineken NV	45,965	3,722
Boskalis Westminster	48,454	2,121
Koninklijke Ahold NV	98,853	1,928
Akzo Nobel NV	26,794	1,743
Koninklijke KPN NV	460,268	1,726
Koninklijke Philips NV	60,272	1,418
ASML Holding NV	7,663	674
Randstad Holding NV	9,246	553
		39,567
New Zealand (0.0%)
Spark New Zealand Ltd.	690,601	1,320
PGG Wrightson Ltd.	51,996	13
		1,333
Norway (0.9%)
Statoil ASA	1,111,709	16,208
Schibsted ASA Class A	299,697	10,162
* Schibsted ASA Class B	299,697	9,495
DNB ASA	64,120	834
Telenor ASA	13,723	256
		36,955
Other (0.3%)
2 Vanguard FTSE Emerging Markets ETF	333,683	11,042

Peru (0.1%)
Credicorp Ltd.	27,902	2,968

6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Cia de Minas Buenaventura SAA ADR	87,417	521
		3,489
Philippines (0.0%)
Energy Development Corp.	10,020,300	1,181
Lopez Holdings Corp.	3,310,349	416
		1,597
Poland (0.1%)
^ PGE Polska Grupa Energetyczna SA	787,654	2,799
Polski Koncern Naftowy Orlen SA	52,760	921
Polskie Gornictwo Naftowe i Gazownictwo SA	347,186	597
Bank Pekao SA	7,100	288
Tauron Polska Energia SA	215,055	186
		4,791
Qatar (0.0%)
Barwa Real Estate Co.	129,964	1,529

Russia (0.4%)
* Yandex NV Class A	778,846	8,357
Sberbank of Russia ADR	1,225,855	6,070
Lukoil PJSC ADR	29,016	988
		15,415
Singapore (0.5%)
DBS Group Holdings Ltd.	1,539,500	17,572
Great Eastern Holdings Ltd.	162,500	2,435
United Overseas Bank Ltd.	45,000	588
GuocoLeisure Ltd.	817,100	457
Singapore Airlines Ltd.	51,800	390
Haw Par Corp. Ltd.	46,000	263
United Industrial Corp. Ltd.	113,300	244
		21,949
South Africa (1.3%)
Naspers Ltd.	308,167	38,622
MTN Group Ltd.	502,734	6,465
FirstRand Ltd.	968,319	3,441
Standard Bank Group Ltd.	301,191	2,941
Old Mutual plc	413,712	1,185
Anglo American plc Ordinary Shares	89,761	751
Telkom SA SOC Ltd.	133,641	642
Sasol Ltd.	22,402	628
Grindrod Ltd.	468,118	499
Brait SE	34,470	350
Liberty Holdings Ltd.	26,883	246
* Anglo American Platinum Ltd.	7,044	117
* African Bank Investments Ltd.	2,597,627	—
		55,887
South Korea (2.3%)
Samsung Electronics Co. Ltd.	32,226	30,919
SK Hynix Inc.	617,413	17,609
Samsung Electronics Co. Ltd. GDR	35,004	16,554
SK Holdings Co. Ltd.	34,521	7,126
LG Display Co. Ltd.	199,021	3,800
Shinhan Financial Group Co. Ltd.	106,230	3,715
Hyundai Motor Co.	21,112	2,934
Lotte Shopping Co. Ltd.	11,666	2,819
Hana Financial Group Inc.	85,298	1,906
* KT Corp.	64,396	1,673
LG Uplus Corp.	154,930	1,586
KB Financial Group Inc.	49,345	1,467
S-1 Corp.	13,755	1,084
Korea Electric Power Corp.	14,273	588
Hite Jinro Co. Ltd.	30,360	585
LG Corp.	9,043	466
GS Home Shopping Inc.	1,909	306

7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
CJ O Shopping Co. Ltd.	1,794	281
		95,418
Spain (0.5%)
Distribuidora Internacional de Alimentacion SA	1,526,419	9,240
Banco Popular Espanol SA	1,482,327	5,415
Viscofan SA	28,378	1,712
Banco Santander SA	292,120	1,553
Mediaset Espana Comunicacion SA	87,231	954
* Acerinox SA	94,631	846
Telefonica SA	35,128	426
Grifols SA	9,314	385
* ACS Actividades de Construccion y Servicios SA	12,464	359
Gamesa Corp. Tecnologica SA	19,831	275
		21,165
Sweden (1.4%)
* Svenska Handelsbanken AB Class A	1,870,215	26,828
* Atlas Copco AB Class B	643,517	14,394
Volvo AB Class B	773,375	7,408
* Assa Abloy AB Class B	247,819	4,445
Telefonaktiebolaget LM Ericsson Class B	150,670	1,478
Nordea Bank AB	94,575	1,055
Millicom International Cellular SA	13,739	859
Modern Times Group MTG AB Class B	29,509	760
Swedish Match AB	20,668	625
BillerudKorsnas AB	22,507	324
L E Lundbergforetagen AB Class B	6,634	320
* Swedish Orphan Biovitrum AB	22,239	294
Skanska AB Class B	14,676	288
Peab AB	37,897	264
* Oriflame Holding AG	6,251	78
		59,420
Switzerland (2.8%)
Nestle SA	752,918	56,624
Schindler Holding AG	112,312	16,133
Novartis AG	142,941	13,138
Cie Financiere Richemont SA	167,105	13,003
Geberit AG	17,840	5,458
Roche Holding AG	16,237	4,310
Adecco SA	30,702	2,248
UBS Group AG	97,584	1,804
Logitech International SA	74,786	976
Sonova Holding AG	7,053	908
Helvetia Holding AG	903	443
ABB Ltd.	16,441	291
		115,336
Taiwan (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2,202,258	45,697
Hon Hai Precision Industry Co. Ltd.	10,135,198	26,478
Fubon Financial Holding Co. Ltd.	13,176,279	20,627
Chunghwa Telecom Co. Ltd.	3,827,000	11,500
Taiwan Semiconductor Manufacturing Co. Ltd.	1,641,577	6,579
United Microelectronics Corp.	18,021,000	5,920
Yungtay Engineering Co. Ltd.	1,304,000	2,071
Delta Electronics Inc.	314,000	1,481
Teco Electric and Machinery Co. Ltd.	1,607,190	1,267
Chroma ATE Inc.	249,000	426
Pegatron Corp.	115,000	281
		122,327
Thailand (0.1%)
Bangkok Bank PCL (Foreign)	447,500	1,977
Thanachart Capital PCL	794,000	695
Kasikornbank PCL (Foreign)	91,200	431
Krung Thai Bank PCL (Foreign)	638,800	301

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

		Market
		Value
	Shares	($000)
Siam Cement PCL NVDR	19,850	254
		3,658
Turkey (0.1%)
Turkiye Garanti Bankasi AS	837,412	1,949
* Tupras Turkiye Petrol Rafinerileri AS	20,218	495
		2,444
United Kingdom (6.6%)
Prudential plc	2,315,346	48,846
Reckitt Benckiser Group plc	283,207	25,683
Royal Dutch Shell plc Class A	876,601	20,793
Wolseley plc	338,620	19,807
Rolls-Royce Holdings plc	1,236,654	12,686
Hays plc	4,331,737	10,069
WPP plc	477,446	9,940
Coca-Cola HBC AG	334,654	7,084
Rightmove plc	100,959	5,584
Compass Group plc	271,757	4,341
Capita plc	238,086	4,324
Jupiter Fund Management plc	633,214	4,160
Intertek Group plc	103,323	3,813
ITV plc	1,010,736	3,766
Bunzl plc	137,543	3,691
Provident Financial plc	76,806	3,654
Unilever plc	88,724	3,614
BP plc	711,453	3,609
Lloyds Banking Group plc	3,055,439	3,479
Diageo plc	109,143	2,932
Barclays plc	791,119	2,928
RELX plc	162,186	2,782
Aggreko plc	190,176	2,742
3 Merlin Entertainments plc	449,976	2,535
DCC plc	33,043	2,497
Betfair Group plc	49,008	2,470
BAE Systems plc	341,249	2,313
Carnival plc	44,167	2,285
3i Group plc	302,490	2,137
TUI AG	112,834	2,085
G4S plc	595,580	2,082
Experian plc	123,666	1,985
Daily Mail & General Trust plc	155,667	1,776
SSP Group plc	382,346	1,770
* HomeServe plc	283,440	1,740
ICAP plc	248,534	1,721
Admiral Group plc	75,303	1,713
Moneysupermarket.com Group plc	308,692	1,581
International Personal Finance plc	266,352	1,565
Stagecoach Group plc	290,374	1,483
Royal Dutch Shell plc Class B	61,660	1,458
WH Smith plc	61,359	1,454
IG Group Holdings plc	122,702	1,430
Rexam plc	179,274	1,423
* Thomas Cook Group plc	782,186	1,372
Rio Tinto plc	38,472	1,291
Standard Chartered plc	127,212	1,235
Vodafone Group plc	385,554	1,216
BHP Billiton plc	76,917	1,171
Informa plc	134,921	1,149
Spectris plc	44,432	1,137
Cable & Wireless Communications plc	1,259,045	1,057
* Serco Group plc	674,162	1,042
Pets at Home Group plc	240,099	1,002
Tesco plc	357,922	994
* Just Eat plc	143,859	895
Inchcape plc	81,255	885

9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

			Market
			Value
		Shares	($000)
	Barratt Developments plc	90,238	881
	BP plc ADR	28,127	860
	Sky plc	53,302	843
	Berendsen plc	50,951	775
	Devro plc	150,697	673
	Smith & Nephew plc	35,190	615
	Bank of Georgia Holdings plc	20,872	571
	Michael Page International plc	69,750	501
	Glencore plc	341,550	474
	Close Brothers Group plc	20,861	472
	Amec Foster Wheeler plc	41,168	447
	Millennium & Copthorne Hotels plc	52,467	383
	National Express Group plc	88,797	383
	GlaxoSmithKline plc	18,261	350
	British American Tobacco plc	6,251	345
	IMI plc	20,097	289
	Abcam plc	30,390	267
	Northgate plc	37,787	260
	Centrica plc	71,680	249
	GVC Holdings plc	37,269	230
	Petrofac Ltd.	17,691	206
*,3	Non-Standard Finance plc	115,857	177
	Antofagasta plc	22,336	169
			274,696
United States (48.0%)
Consumer Discretionary (6.7%)
	Royal Caribbean Cruises Ltd.	658,826	58,695
*	Amazon.com Inc.	84,840	43,429
	Harley-Davidson Inc.	417,058	22,896
	Cablevision Systems Corp. Class A	632,390	20,534
*	CarMax Inc.	336,884	19,984
	McDonald's Corp.	166,935	16,448
*,^	Tesla Motors Inc.	54,373	13,506
	Omnicom Group Inc.	196,911	12,976
	Comcast Corp. Class A	204,887	11,654
*	Skechers U.S.A. Inc. Class A	83,094	11,141
	Time Warner Inc.	146,903	10,100
*	TripAdvisor Inc.	137,243	8,649
	Cooper Tire & Rubber Co.	145,621	5,754
*	AutoZone Inc.	6,990	5,060
	Cracker Barrel Old Country Store Inc.	22,221	3,273
	Gannett Co. Inc.	221,262	3,259
	Nutrisystem Inc.	88,564	2,349
*	Murphy USA Inc.	27,336	1,502
	AMC Entertainment Holdings Inc.	45,269	1,140
	Best Buy Co. Inc.	26,965	1,001
*	TravelCenters of America LLC	76,819	794
*	American Axle & Manufacturing Holdings Inc.	33,499	668
	Outerwall Inc.	10,892	620
*	Chuy's Holdings Inc.	20,378	579
	PetMed Express Inc.	29,777	479
*	NVR Inc.	233	355
	Citi Trends Inc.	13,254	310
*	Unifi Inc.	10,209	304
*	Ruby Tuesday Inc.	42,835	266
*	JAKKS Pacific Inc.	30,406	259
	Speedway Motorsports Inc.	14,086	254
	Rocky Brands Inc.	14,203	202
*	Sun-Times Media Group Inc. Class A	130,959	—
			278,440
Consumer Staples (4.0%)
	Colgate-Palmolive Co.	590,484	37,472
	Procter & Gamble Co.	322,939	23,232
	Coca-Cola Co.	457,170	18,342

10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

			Market
			Value
		Shares	($000)
	Bunge Ltd.	240,992	17,665
	Hershey Co.	185,457	17,040
^	Pilgrim's Pride Corp.	577,852	12,008
	Cal-Maine Foods Inc.	144,112	7,870
	Wal-Mart Stores Inc.	99,600	6,458
	Costco Wholesale Corp.	42,807	6,189
	Estee Lauder Cos. Inc. Class A	72,404	5,841
	Dean Foods Co.	217,949	3,600
^	Sanderson Farms Inc.	43,996	3,017
*	SUPERVALU Inc.	413,906	2,972
	Archer-Daniels-Midland Co.	50,472	2,092
	Energizer Holdings Inc.	27,278	1,056
	Ingles Markets Inc. Class A	2,100	100
			164,954
Energy (3.0%)
	Valero Energy Corp.	343,312	20,633
	Tesoro Corp.	169,188	16,452
	EOG Resources Inc.	213,558	15,547
	PBF Energy Inc. Class A	494,608	13,963
	Marathon Petroleum Corp.	237,010	10,981
	Delek US Holdings Inc.	310,888	8,612
	Western Refining Inc.	137,839	6,081
	HollyFrontier Corp.	98,159	4,794
*,^	Ultra Petroleum Corp.	722,895	4,619
	Superior Energy Services Inc.	335,038	4,231
	Alon USA Energy Inc.	146,862	2,654
	National Oilwell Varco Inc.	68,553	2,581
*	WPX Energy Inc.	298,870	1,978
	QEP Resources Inc.	143,956	1,804
	Noble Corp. plc	127,843	1,395
	World Fuel Services Corp.	37,338	1,337
	Green Plains Inc.	67,424	1,312
	Atwood Oceanics Inc.	75,562	1,119
*	REX American Resources Corp.	20,076	1,016
*	Renewable Energy Group Inc.	88,038	729
*	Pioneer Energy Services Corp.	162,234	341
	CVR Energy Inc.	6,747	277
*	Hornbeck Offshore Services Inc.	19,044	258
			122,714
Financials (10.4%)
	Wells Fargo & Co.	924,646	47,481
	Travelers Cos. Inc.	351,387	34,974
*	Berkshire Hathaway Inc. Class B	264,865	34,538
	M&T Bank Corp.	232,922	28,405
*	Markel Corp.	34,295	27,500
	First Republic Bank	432,147	27,126
	TD Ameritrade Holding Corp.	806,950	25,693
	Voya Financial Inc.	563,534	21,848
	Moody's Corp.	214,299	21,044
	US Bancorp	504,176	20,676
	American Express Co.	239,216	17,733
	Chubb Corp.	132,393	16,238
*	Alleghany Corp.	26,686	12,492
	Loews Corp.	345,407	12,483
	Aflac Inc.	186,989	10,870
	Rayonier Inc.	333,072	7,351
	Hartford Financial Services Group Inc.	148,144	6,782
	Leucadia National Corp.	301,500	6,108
*	Howard Hughes Corp.	53,000	6,081
	CYS Investments Inc.	837,289	6,079
	Financial Engines Inc.	190,870	5,625
	Franklin Resources Inc.	135,407	5,045
	American Equity Investment Life Holding Co.	213,951	4,987
	JPMorgan Chase & Co.	72,570	4,425

11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

			Market
			Value
		Shares	($000)
	RenaissanceRe Holdings Ltd.	39,249	4,173
	Aspen Insurance Holdings Ltd.	83,119	3,863
	Endurance Specialty Holdings Ltd.	50,004	3,052
	Everest Re Group Ltd.	8,939	1,549
	Assured Guaranty Ltd.	48,400	1,210
*	INTL. FCStone Inc.	39,866	984
*	Cowen Group Inc. Class A	198,287	904
	Cincinnati Financial Corp.	14,792	796
	Hanover Insurance Group Inc.	7,597	590
*	Ally Financial Inc.	23,449	478
	RE/MAX Holdings Inc.	9,987	359
	Employers Holdings Inc.	12,406	277
	GAIN Capital Holdings Inc.	34,802	253
*	World Acceptance Corp.	9,312	250
*	Ambac Financial Group Inc.	12,212	177
	Calamos Asset Management Inc. Class A	17,710	168
			430,667
Health Care (7.5%)
	Anthem Inc.	376,549	52,717
	Johnson & Johnson	305,500	28,519
*	Waters Corp.	233,889	27,648
*	United Therapeutics Corp.	130,952	17,186
*,^	Myriad Genetics Inc.	447,318	16,766
*	Centene Corp.	301,056	16,326
*	Charles River Laboratories International Inc.	236,357	15,013
*	Health Net Inc.	248,673	14,975
*	Seattle Genetics Inc.	302,572	11,667
*	PAREXEL International Corp.	180,355	11,168
	Pfizer Inc.	321,119	10,086
*	Bio-Rad Laboratories Inc. Class A	65,888	8,850
	Abbott Laboratories	183,987	7,400
	Merck & Co. Inc.	112,744	5,569
	Baxter International Inc.	166,112	5,457
*	Quintiles Transnational Holdings Inc.	78,327	5,449
	Baxalta Inc.	166,112	5,234
	Aetna Inc.	43,109	4,717
	PDL BioPharma Inc.	920,398	4,630
*	Varian Medical Systems Inc.	60,285	4,448
*	Intuitive Surgical Inc.	8,519	3,915
*	INC Research Holdings Inc. Class A	90,610	3,624
*	Magellan Health Inc.	61,505	3,409
*	LifePoint Health Inc.	36,300	2,574
*	Sucampo Pharmaceuticals Inc. Class A	121,534	2,415
	ResMed Inc.	45,318	2,309
*	Emergent BioSolutions Inc.	73,935	2,106
*	Molina Healthcare Inc.	30,330	2,088
*	Enanta Pharmaceuticals Inc.	54,840	1,982
*	VWR Corp.	73,188	1,880
*	HCA Holdings Inc.	17,540	1,357
*	Cambrex Corp.	32,835	1,303
*	Affymetrix Inc.	91,726	783
*	Mettler-Toledo International Inc.	2,512	715
*	NewLink Genetics Corp.	19,732	707
	Cigna Corp.	4,870	658
*	Luminex Corp.	37,026	626
*	Amsurg Corp.	7,079	550
*	Triple-S Management Corp. Class B	28,538	508
*	Amedisys Inc.	12,084	459
*	Merit Medical Systems Inc.	18,475	442
*	BioSpecifics Technologies Corp.	9,084	396
*	Supernus Pharmaceuticals Inc.	22,352	314
*	LHC Group Inc.	5,897	264
*	SurModics Inc.	11,690	255
*	Spectrum Pharmaceuticals Inc.	41,515	248

12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

			Market
			Value
		Shares	($000)
*	Inotek Pharmaceuticals Corp.	24,252	228
*	Lannett Co. Inc.	4,795	199
*	Infinity Pharmaceuticals Inc.	20,461	173
*	Five Star Quality Care Inc.	40,229	124
*	Symmetry Surgical Inc.	8,121	72
*	Alliance HealthCare Services Inc.	6,889	67
			310,575
Industrials (3.5%)
	Alaska Air Group Inc.	311,258	24,729
*	JetBlue Airways Corp.	855,128	22,037
	CH Robinson Worldwide Inc.	207,904	14,092
	Lincoln Electric Holdings Inc.	213,507	11,194
	3M Co.	55,984	7,937
	Emerson Electric Co.	179,092	7,910
*,^	NOW Inc.	430,793	6,376
	Northrop Grumman Corp.	35,741	5,931
	United Technologies Corp.	63,730	5,671
*	Clean Harbors Inc.	125,594	5,522
*	Hawaiian Holdings Inc.	216,332	5,339
	MSC Industrial Direct Co. Inc. Class A	65,960	4,026
	Expeditors International of Washington Inc.	65,485	3,081
*	Atlas Air Worldwide Holdings Inc.	75,470	2,608
	Towers Watson & Co. Class A	19,805	2,325
	Insperity Inc.	45,569	2,002
	Werner Enterprises Inc.	78,463	1,969
	Comfort Systems USA Inc.	45,796	1,248
*	Spirit AeroSystems Holdings Inc. Class A	25,382	1,227
	Argan Inc.	34,880	1,210
*	RPX Corp.	53,302	731
	SkyWest Inc.	42,694	712
*	American Woodmark Corp.	10,504	681
	Universal Forest Products Inc.	10,811	624
*	Wabash National Corp.	53,282	564
	AGCO Corp.	11,766	549
	Kimball International Inc. Class B	48,535	459
*	Vectrus Inc.	20,431	450
	Global Brass & Copper Holdings Inc.	16,817	345
	Douglas Dynamics Inc.	17,198	342
	Kforce Inc.	12,732	335
*	MYR Group Inc.	11,954	313
	Huntington Ingalls Industries Inc.	2,507	269
*	CRA International Inc.	12,066	260
	Heidrick & Struggles International Inc.	13,045	254
*	Ducommun Inc.	12,486	251
*	Air Transport Services Group Inc.	28,770	246
			143,819
Information Technology (11.1%)
*	Google Inc. Class C	52,388	31,874
	Computer Sciences Corp.	421,523	25,873
	Visa Inc. Class A	279,016	19,436
	MasterCard Inc. Class A	209,303	18,862
	Xilinx Inc.	429,012	18,190
	Oracle Corp.	468,146	16,909
	Linear Technology Corp.	418,621	16,891
	FLIR Systems Inc.	578,671	16,197
	Jabil Circuit Inc.	714,281	15,979
*	PayPal Holdings Inc.	507,132	15,741
*	Facebook Inc. Class A	168,169	15,118
	Xerox Corp.	1,451,534	14,123
	Intel Corp.	433,139	13,055
*	eBay Inc.	507,132	12,394
	Teradyne Inc.	681,072	12,266
	Texas Instruments Inc.	230,790	11,429
	Amdocs Ltd.	187,896	10,688

13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

			Market
			Value
		Shares	($000)
	QUALCOMM Inc.	192,100	10,322
	Microsoft Corp.	196,016	8,676
	Convergys Corp.	374,533	8,656
	MAXIMUS Inc.	137,917	8,214
	Accenture plc Class A	78,564	7,720
	DST Systems Inc.	70,903	7,455
	Analog Devices Inc.	131,825	7,436
*	Tech Data Corp.	107,624	7,372
	Dolby Laboratories Inc. Class A	216,472	7,057
	Science Applications International Corp.	170,811	6,868
	Broadridge Financial Solutions Inc.	116,367	6,441
*	Google Inc. Class A	9,524	6,080
	FactSet Research Systems Inc.	33,169	5,301
	Booz Allen Hamilton Holding Corp. Class A	180,496	4,731
	Paychex Inc.	87,266	4,157
*	Fiserv Inc.	45,023	3,899
*	Manhattan Associates Inc.	61,168	3,811
*,^	Zillow Group Inc.	135,812	3,667
*	LogMeIn Inc.	53,626	3,655
*	MicroStrategy Inc. Class A	17,912	3,519
	Lexmark International Inc. Class A	115,084	3,335
	Automatic Data Processing Inc.	40,069	3,220
*	Sanmina Corp.	146,218	3,125
*	Euronet Worldwide Inc.	40,493	3,000
*	Twitter Inc.	104,690	2,820
	CSG Systems International Inc.	88,150	2,715
	Western Union Co.	146,683	2,693
*	Aspen Technology Inc.	67,799	2,570
*	Amkor Technology Inc.	558,320	2,507
*,^	Zillow Group Inc. Class A	67,906	1,951
	Jack Henry & Associates Inc.	27,468	1,912
*	Benchmark Electronics Inc.	81,831	1,781
	ManTech International Corp. Class A	67,194	1,727
*	Sykes Enterprises Inc.	54,007	1,377
*	Arrow Electronics Inc.	21,133	1,168
	EarthLink Holdings Corp.	149,361	1,162
*	Insight Enterprises Inc.	43,008	1,112
	IAC/InterActiveCorp	16,987	1,109
	Activision Blizzard Inc.	35,432	1,095
*	Net 1 UEPS Technologies Inc.	60,242	1,009
	Ingram Micro Inc.	36,237	987
	SYNNEX Corp.	10,755	915
*	Web.com Group Inc.	39,816	839
*	NeuStar Inc. Class A	29,203	795
*	CoreLogic Inc.	18,247	679
*	EnerNOC Inc.	83,187	657
*	Genpact Ltd.	27,448	648
	Leidos Holdings Inc.	13,833	571
*	ePlus Inc.	6,096	482
*	DHI Group Inc.	65,894	482
*	Kimball Electronics Inc.	36,401	434
*	Citrix Systems Inc.	6,239	432
	Pegasystems Inc.	14,067	346
*	Ixia	22,836	331
	TeleTech Holdings Inc.	12,295	329
	Methode Electronics Inc.	8,315	265
*	Anixter International Inc.	4,526	262
	Total System Services Inc.	5,750	261
*	United Online Inc.	25,472	255
*	Tucows Inc. Class A	10,021	232
			461,652
Materials (1.6%)
	Praxair Inc.	278,616	28,380
	Martin Marietta Materials Inc.	116,115	17,644

14

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

					Market
					Value
				Shares	($000)
	Monsanto Co.			123,899	10,573
	Sigma-Aldrich Corp.			45,122	6,268
*	Chemtura Corp.			119,669	3,425
	Stepan Co.			20,180	840
	Mercer International Inc.			57,584	577
	KMG Chemicals Inc.			10,096	195
					67,902
Other (0.0%)
*	Washington Mutual Inc. Escrow			166,300	—

Telecommunication Services (0.1%)
	AT&T Inc.			89,294	2,909
	IDT Corp. Class B			13,786	197
					3,106
Utilities (0.1%)
*	Talen Energy Corp.			358,623	3,622

					1,987,451
Total Common Stocks (Cost $3,774,793)					3,989,596

		Coupon
Temporary Cash Investments (4.3%)[1]
Money Market Fund (4.1%)
4,5	Vanguard Market Liquidity Fund	0.189%		170,221,907	170,222

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
6,7	Federal Home Loan Bank Discount Notes	0.095%	10/21/15	4,200	4,200
6,7	Federal Home Loan Bank Discount Notes	0.170%	11/12/15	1,000	1,000
6,7	Federal Home Loan Bank Discount Notes	0.192%	11/27/15	1,000	1,000
7,8	Freddie Mac Discount Notes	0.160%	11/13/15	4,000	3,999

					10,199
Total Temporary Cash Investments (Cost $180,420)					180,421
Total Investments (100.6%) (Cost $3,955,213)					4,170,017
Other Assets and Liabilities—Net (-0.6%)[5]					(26,516)
Net Assets (100%)					4,143,501

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $42,484,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.3% and 2.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was $2,712,000, representing 0.1% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $44,824,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $5,599,000 have been segregated as initial margin for open futures contracts.

15

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2015

8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

16

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© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1290 112015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the "Fund") at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

November 16, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics. (b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.